File Nos. 33-30703
                                                          811-5872


                              SECURITIES AND EXCHANGE COMMISSION
                                    Washington, D.C. 20549
                                           FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [ X ]

      Pre-Effective Amendment No.                                       [  ]


      Post-Effective Amendment No. 18                                   [ X ]


                                            and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [ X ]


      Amendment No. 18                                                  [ X ]


                               (Check appropriate box or boxes.)

                         GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
                      (Exact Name of Registrant as Specified in Charter)

            c/o The Dreyfus Corporation
            200 Park Avenue, New York, New York       10166
            (Address of Principal Executive Offices)  (Zip Code)

      Registrant's Telephone Number, including Area Code: (212) 922-6000

                                     Mark N. Jacobs, Esq.
                                        200 Park Avenue
                                   New York, New York 10166
                            (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

            immediately upon filing pursuant to paragraph (b)
      ----


       X    on February 1, 2004 pursuant to paragraph (b)
      ----


            60 days after filing pursuant to paragraph (a)(i)
      ----
            on     (date)      pursuant to paragraph (a)(i)
      ----
            75 days after filing pursuant to paragraph (a)(ii)
      ----
            on     (date)      pursuant to paragraph (a)(ii) of Rule 485
      ----

If appropriate, check the following box:

            this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
      ----


General California
Municipal Bond Fund, Inc.

Seeks income exempt from federal and
California state personal income taxes


PROSPECTUS February 1, 2004


YOU, YOUR ADVISOR AND

DREYFUS

A MELLON FINANCIAL COMPANY(SM)

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.




Contents

The Fund
--------------------------------------------------------------------------------

Goal/Approach                                                                1

Main Risks                                                                   2

Past Performance                                                             3

Expenses                                                                     4

Management                                                                   5

Financial Highlights                                                         6

Your Investment
--------------------------------------------------------------------------------

Account Policies                                                             7

Distributions and Taxes                                                     10

Services for Fund Investors                                                 11

Instructions for Regular Accounts                                           12

For More Information
--------------------------------------------------------------------------------

SEE BACK COVER.





General California
Municipal Bond Fund, Inc.
----------------------
Ticker Symbol: GCABX

The Fund

GOAL/APPROACH

The fund seeks to maximize current income exempt from federal and California state personal income taxes to the extent consistent with the preservation of capital. To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and California state personal income taxes.

The fund will invest at least 65% of its assets in investment grade municipal bonds or the unrated equivalent as determined by Dreyfus. For additional yield, the fund may invest up to 35% of its assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by Dreyfus.

The fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy.

The portfolio manager may buy and sell bonds based on credit quality, financial outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest rate environment and the municipal bond's potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently high current yields or that are trading at competitive market prices. A portion of the fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. The fund's allocation to either discount bonds or to premium bonds will change along with the portfolio manager's changing views of the current interest rate and market environment. The portfolio manager may also look to select bonds that are most likely to obtain attractive prices when sold.

Municipal bonds are typically of two types:

* GENERAL OBLIGATION BONDS, which are secured by the full faith and credit of the issuer and its taxing power

* REVENUE BONDS, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls



Concept to understand


INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's credit profile and ability to repay debts. Based on their assessment, these rating organizations assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.


The Fund       1

MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, which means you could lose money.

* INTEREST RATE RISK. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the fund's effective maturity and duration, the more its share price is likely to react to interest rates.


* CALL RISK. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield.


* CREDIT RISK. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price. High yield ("junk") bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.


* LIQUIDITY RISK. When there is no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically.


* STATE-SPECIFIC RISK. The fund is subject to the risk that California's economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.


* MARKET SECTOR RISK. The fund may overweight or underweight certain industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those industries or sectors.


* DERIVATIVES RISK. The fund may invest in derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes and interest rates), and inverse floaters. Certain derivatives may cause taxable income. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund's other investments.


* NON-DIVERSIFICATION RISK. The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.


Other potential risks


Although the fund's objective is to generate income exempt from federal and California state income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund temporarily may invest in taxable bonds and/or municipal bonds that pay income exempt only from federal personal income tax.

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and other money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.


The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.



2

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows the changes in the fund's performance from year to year. The table compares the fund's average annual total returns to those of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged non-California-specific index of long-term municipal bond performance. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
--------------------------------------------------------------------------------

Year-by-year total returns AS OF 12/31 EACH YEAR (%)


-7.02   18.00   4.30    8.82    5.50    -5.90   15.13   2.10    6.78    4.87
94      95      96      97      98      99      00      01      02      03


BEST QUARTER:                    Q1 '95                     +7.32%

WORST QUARTER:                   Q1 '94                     -5.80%



Average annual total returns AS OF 12/31/03


                                                            1 Year                    5 Years                   10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND
RETURNS BEFORE TAXES                                        4.87%                     4.37%                      4.99%

FUND
RETURNS AFTER TAXES
ON DISTRIBUTIONS                                            4.87%                     4.35%                      4.79%

FUND
RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                                         4.78%                     4.43%                      4.87%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX*
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                                     5.31%                     5.83%                      6.03%

* UNLIKE THE FUND, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE STATE.

What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

The Fund  3


EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. Although the fund's board has adopted a Rule 12b-1 distribution plan, the fund currently does not intend to implement the plan and will only do so if prior written notice is given to shareholders.
--------------------------------------------------------------------------------

Fee table

SHAREHOLDER TRANSACTION FEES

% OF TRANSACTION AMOUNT

Maximum redemption fee                                                  0.10%

CHARGED ONLY WHEN SELLING SHARES YOU

HAVE OWNED FOR LESS THAN 30 DAYS
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                                         0.60%

Rule 12b-1 fee (distribution and servicing)                             0.25%


Shareholder services fee                                                0.05%

Other expenses                                                          0.11%
--------------------------------------------------------------------------------

TOTAL                                                                   1.01%
--------------------------------------------------------------------------------



Expense example

1 Year                             3 Years                              5 Years                               10 Years
------------------------------------------------------------------------------------------------------------------------------------


$103                               $322                                  $558                                  $1,236



This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.


RULE 12B-1 FEE: the fee paid to the fund's distributor for distributing the fund's shares, advertising and marketing, and shareholder account service and maintenance. Because this fee would be paid out of the fund's assets, if implemented, over time it would increase the cost of your investment and cost you more than paying other types of sales charges. Since the Rule 12b-1 plan has not been implemented, total annual fund operating expenses were 0.76%.


SHAREHOLDER SERVICES FEE: a fee of up to 0.25% used to reimburse the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

4

MANAGEMENT


The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $167 billion in approximately 200 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.60% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $3.5 trillion of assets under management, administration or custody, including approximately $657 billion under management. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.


The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Joseph P. Darcy has managed the fund since November 2001 and has been employed by Dreyfus since 1994.

The fund, Dreyfus and Dreyfus Service Corporation (the fund's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

The Fund       5


FINANCIAL HIGHLIGHTS

This table describes the fund's performance for the fiscal periods indicated.
"Total return" shows how much your investment in the fund would have increased
(or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young
LLP, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

                                                                                             YEAR ENDED SEPTEMBER 30,

                                                                                 2003      2002(1)     2001      2000       1999
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):


 Net asset value, beginning of period                                           13.33      13.28     12.73      12.61      13.91

 Investment operations:  Investment income -- net                               .60(2)     .63(2)      .64        .65        .65

                         Net realized and unrealized gain (loss)
                         on investments                                         (.32)        .06       .55        .17     (1.13)

 Total from investment operations                                                 .28        .69      1.19        .82      (.48)

 Distributions:          Dividends from investment income -- net                (.60)      (.64)     (.64)      (.65)      (.65)

                         Dividends from net realized gain
                         on investments                                            --     (.00)(3)  (.00)(3)    (.05)      (.17)

 Total distributions                                                            (.60)      (.64)     (.64)      (.70)      (.82)

 Net asset value, end of period                                                 13.01      13.33     13.28      12.73      12.61

 Total Return (%)                                                                2.21       5.48      9.43       6.83     (3.62)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of expenses to average net assets                                          .76        .75       .73        .77        .78

 Ratio of net investment income to average net assets                            4.63       4.87      4.87       5.25       4.85

 Portfolio turnover rate                                                        17.84      14.58     29.83      47.12      51.80
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        221,904    246,882   249,420    236,765    258,586




(1) AS REQUIRED, EFFECTIVE OCTOBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED SEPTEMBER 30, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS BY LESS THAN $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.85% TO 4.87%. PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO OCTOBER 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

6

Your Investment

ACCOUNT POLICIES

Buying shares

YOU PAY NO SALES CHARGES TO INVEST IN THIS FUND. Your price for fund shares is the fund's net asset value per share (NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business.

YOUR ORDER WILL BE PRICED at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Because the fund seeks tax-exempt income, it is not recommended for purchase in IRAs or other qualified retirement plans.
--------------------------------------------------------------------------------

Minimum investments

                               Initial               Additional
--------------------------------------------------------------------------------

REGULAR ACCOUNTS               $2,500                $100
                                                     $500 FOR DREYFUS
                                                     TELETRANSFER INVESTMENTS

DREYFUS AUTOMATIC              $100                  $100
INVESTMENT PLANS

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Concepts to understand

NET ASSET VALUE (NAV): a mutual fund's share price on a given day. A fund's NAV is calculated by dividing the value of its net assets by the number of existing shares.

When calculating NAV, the fund's investments are valued by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board.

Your Investment       7



ACCOUNT POLICIES (CONTINUED)

Selling shares

YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

BEFORE SELLING OR WRITING A CHECK against shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

* if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

* the fund will not honor redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares

IF YOU ARE SELLING OR EXCHANGING SHARES you have owned for less than 30 days, the fund may deduct a 0.10% redemption fee (not charged on shares sold through the Checkwriting Privilege, Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, or on shares acquired through dividend reinvestment).


Limitations on selling shares by phone  or online through Dreyfus.com

Proceeds                    Minimum                   Maximum
sent by                     phone/online              phone/online
--------------------------------------------------------------------------------

CHECK*                      NO MINIMUM                $250,000 PER DAY

WIRE                        $1,000                    $500,000 FOR JOINT
                                                      ACCOUNTS EVERY 30 DAYS/
                                                      $20,000 PER DAY

DREYFUS                     $500                      $500,000 FOR JOINT
TELETRANSFER                                          ACCOUNTS EVERY 30 DAYS/
                                                      $20,000 PER DAY

* NOT AVAILABLE ONLINE ON ACCOUNTS WHOSE ADDRESS HAS BEEN CHANGED WITHIN THE LAST 30 DAYS.

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

*    requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be  signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

8

General policies

IF YOUR ACCOUNT FALLS BELOW $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.


UNLESS YOU DECLINE TELESERVICE PRIVILEGES on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.


THE FUND RESERVES THE RIGHT TO:


* refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four purchases/redemptions or exchanges (so-called roundtrips) during any twelve-month period)


* refuse any purchase or exchange request in excess of 1% of the fund's total assets

* change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

*    change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

Third-party investments


If you invest through a third party (rather than directly with Dreyfus), the policies and fees may be different than those described herein. Banks, brokers, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. In addition, such third parties may receive payments from Dreyfus in connection with their offering of fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer the fund instead of other mutual funds where such payments are not received. Consult a representative of your financial institution for further information.


Your Investment  9


DISTRIBUTIONS AND TAXES

THE FUND EARNS DIVIDENDS, INTEREST and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends once a month and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

THE FUND ANTICIPATES that virtually all dividends paid to you will be exempt from federal and California personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

FOR CALIFORNIA PERSONAL INCOME TAX PURPOSES, distributions derived from interest on municipal securities of California issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to California personal income tax.

HIGH PORTFOLIO TURNOVER and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

IF YOU BUY SHARES WHEN A FUND HAS REALIZED but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax advisor before investing.


10


SERVICES FOR FUND INVESTORS

Automatic services

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling 1-800-645-6561.
--------------------------------------------------------------------------------

For investing

DREYFUS AUTOMATIC               For making automatic investments
ASSET BUILDER((reg.tm))         from a designated bank account.

DREYFUS PAYROLL                 For making automatic investments
SAVINGS PLAN                    through a payroll deduction.

DREYFUS GOVERNMENT              For making automatic investments
DIRECT DEPOSIT                  from your federal employment,
PRIVILEGE                       Social Security or other regular
                                federal government check.

DREYFUS DIVIDEND                For automatically reinvesting the
SWEEP                           dividends and distributions from
                                one Dreyfus fund into another
                                (not available for IRAs).
--------------------------------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                   For making regular exchanges from
EXCHANGE PRIVILEGE              one Dreyfus fund into another.
--------------------------------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC               For making regular withdrawals
WITHDRAWAL PLAN                 from most Dreyfus funds.



Dreyfus Financial Centers

Through a nationwide network of Dreyfus Financial Centers, Dreyfus offers a full array of investment services and products. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

Experienced financial consultants can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find the Financial Center nearest you, call 1-800-499-3327.

Checkwriting privilege

YOU MAY WRITE REDEMPTION CHECKS against your account in amounts of $500 or more. These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange privilege


YOU CAN EXCHANGE SHARES WORTH $500 OR MORE from one Dreyfus fund into another. You can request your exchange in writing, by phone or online. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.


Dreyfus TeleTransfer privilege


TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application.


Dreyfus Express((reg.tm))
voice-activated account access

YOU CAN EASILY MANAGE YOUR DREYFUS ACCOUNTS, check your account balances, purchase fund shares, transfer money between your Dreyfus funds, get price and yield information and much more -- when it's convenient for you -- by calling 1-800-645-6561. Certain requests may require the services of a representative.


Your Investment  11


INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO OPEN AN ACCOUNT

            In Writing

   Complete the application.

   Mail your application and a check to:
   The Dreyfus Family of Funds
   P.O. Box 55299, Boston, MA 02205-8553


TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to:
The Dreyfus Family of Funds
P.O. Box 105,  Newark, NJ 07101-0105

TO SELL SHARES

Write a redemption check OR letter of
instruction that includes:

* your name(s) and signature(s)

* your account number

* the fund name

* the dollar amount you want to sell

* how and where to send the proceeds

Obtain a signature guarantee or other
documentation, if required (see "Account
Policies -- Selling Shares").

Mail your request to:
The Dreyfus Family of Funds
P.O. Box 55263, Boston, MA 02205-8501

           By Telephone


WIRE Call us to request an account application and an account number. Have your bank send your investment to The Bank of New York, with these instructions:


   * ABA# 021000018

   * DDA# 8900051736

   * the fund name


   * your account number


   * name(s) of investor(s)


   Return your application with the account number on the application.



WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* ABA# 021000018

* DDA# 8900051736

* the fund name

* your account number

* name(s) of investor(s)


ELECTRONIC CHECK Same as wire, but insert "111" before your 14-digit account number.


DREYFUS TELETRANSFER Request Dreyfus TeleTransfer on your application. Call us to request your transaction.


WIRE Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be wired to your bank.

DREYFUS TELETRANSFER Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be sent to your bank by electronic check.

CHECK Call us to request your transaction. A check will be sent to the address of record.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

To reach Dreyfus, call toll free in the U.S.

1-800-645-6561

Outside the U.S. 516-794-5452

Make checks payable to:

THE DREYFUS FAMILY OF FUNDS

You also can deliver requests to any Dreyfus Financial Center. Because processing time may vary, please ask the representative when your account will be credited or debited.

12


INSTRUCTIONS FOR REGULAR ACCOUNTS (continued)

   TO OPEN AN ACCOUNT

            Online (www.dreyfus.com)

                   ------------

TO ADD TO AN ACCOUNT

DREYFUS TELETRANSFER Request Dreyfus TeleTransfer on your application. Visit the Dreyfus Web site to request your transaction.

TO SELL SHARES

WIRE Visit the Dreyfus Web site to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

DREYFUS TELETRANSFER Visit the Dreyfus Web site to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

CHECK Visit the Dreyfus Web site to request your transaction. A check will be sent to the address of record.

            Automatically

WITH AN INITIAL INVESTMENT Indicate on your application which automatic service(s) you want. Return your application with your investment.

WITHOUT ANY INITIAL INVESTMENT Check the Dreyfus Step Program option on your application. Return your application, then complete the additional materials when they are sent to you.

ALL SERVICES Call us to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the forms along with any other required materials.

DREYFUS AUTOMATIC WITHDRAWAL PLAN Call us to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.

Your Investment  13


FOR MORE INFORMATION

General California
Municipal Bond Fund, Inc.
--------------------------------------
SEC file number:  811-5872

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from:

   SEC http://www.sec.gov

   DREYFUS http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2004 Dreyfus Service Corporation                         131P0204



                 GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.


                     STATEMENT OF ADDITIONAL INFORMATION
                               FEBRUARY 1, 2004



      This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of General California Municipal Bond Fund, Inc. (the "Fund"), dated February 1, 2004, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please call your financial adviser, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit the Dreyfus.com website, or call toll free 1-800-645-6561.


      The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.


                              TABLE OF CONTENTS


                                                                           PAGE
Description of the Fund....................................................B-2
Management of the Fund.....................................................B-16
Management Arrangements....................................................B-21
How to Buy Shares..........................................................B-24
Service Plan...............................................................B-26
Shareholder Services Plan..................................................B-27
How to Redeem Shares.......................................................B-27
Shareholder Services.......................................................B-31
Determination of Net Asset Value...........................................B-34
Dividends, Distributions and Taxes.........................................B-35
Portfolio Transactions.....................................................B-38
Performance Information....................................................B-38
Information About the Fund.................................................B-40
Counsel and Independent Auditors...........................................B-41
Appendix A.................................................................B-42
Appendix B.................................................................B-69



                           DESCRIPTION OF THE FUND


     The Fund is a Maryland corporation formed on August 18, 1989. The Fund is an open-end management investment company, known as a municipal bond fund. As a municipal bond fund, the Fund invests in debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax ("Municipal Bonds").


     The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

     Dreyfus Service Corporation (the "Distributor") is the distributor of the Fund's shares.

CERTAIN PORTFOLIO SECURITIES

     The following information supplements and should be read in conjunction with the Fund's Prospectus.

     CALIFORNIA MUNICIPAL BONDS. As a fundamental policy, the Fund normally invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in Municipal Bonds of the State of California, its political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from Federal and State of California personal income taxes (collectively, "California Municipal Bonds"). To the extent acceptable California Municipal Bonds are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other Municipal Bonds the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, but not State of California, income tax. Municipal Bonds generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Bonds are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Bonds include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Bonds bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Bonds are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related security and purchased and sold separately.

      The yields on Municipal Bonds are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Bond market, size of a particular offering, maturity of the obligation and rating of the issue.

      Municipal Bonds include certain private activity bonds (a type of revenue bond), the income from which is subject to the alternative minimum tax (AMT). The Fund may invest without limitation in such Municipal Bonds if the Manager determines that their purchase is consistent with the Fund's investment objective.

CERTAIN TAX EXEMPT OBLIGATIONS. The Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Bonds.

TAX EXEMPT PARTICIPATION INTERESTS. The Fund may purchase from financial institutions participation interests in Municipal Bonds (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Bond. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Bond, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Bond, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

     Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Bonds. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be considered illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Fund's Board. Pursuant to such guidelines, the Board has directed the Manager to monitor carefully the Fund's investment in such securities with particular regard to (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation;
(4) the nature of marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund's Board has directed the Manager to consider (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant.

TENDER OPTION BONDS. The Fund may purchase tender option bonds. A tender option bond is a Municipal Bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Manager, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Bond, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Bond and for other reasons.

     The Fund will purchase tender option bonds only when the Manager is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Bonds and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

CUSTODIAL RECEIPTS. The Fund may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Bonds which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of Municipal Bonds deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal
Bonds. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. The interest rate on this class generally is expected to be below the coupon rate of the underlying Municipal Bonds and generally is at a level comparable to that of a Municipal Bond of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. The aggregate interest paid with respect to the two classes will not exceed the interest paid by the underlying Municipal Bonds. The value of the second-class and similar securities should be expected to fluctuate more than the value of a Municipal Bond of comparable quality and maturity, which would increase the volatility of the Fund's net asset value. These custodial receipts are sold in private placements. The Fund also may purchase directly from issuers, and not in a private placement, Municipal Bonds having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.


RATINGS OF MUNICIPAL BONDS.   The Fund will invest at least 65% of the value
of its net assets in securities which, in the case of Municipal Bonds, are rated no lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch" and, together with Moody's and S&P, the "Rating Agencies"). The Fund may invest up to 35% of the value of its net assets in securities which, in the case of Municipal Bonds, are rated lower than Baa by Moody's and BBB by S&P and Fitch and as low as the lowest rating assigned by a Rating Agency. The Fund also may invest in securities which, while not rated, are determined by the Manager to be of comparable quality to the rated securities in which the Fund may invest; for purposes of the 65% requirement described in this paragraph, such unrated securities will be considered to have the rating so determined.


     The average distribution of investments (at value) in Municipal Bonds (including notes) by ratings for the fiscal year ended September 30, 2003, computed on a monthly basis, was as follows:



                                                            Percentage
    Fitch     or      Moody's      or        S&P        or   of Value
   AAA              Aaa                   AAA                  56.3%
   AA               Aa                    AA                    9.0%
   A                A                     A                    13.9%
   BBB              Baa                   BBB                   9.0%
   BB               Ba                    BB                    3.0%
   CCC              Caa                   CCC                    .2%
   CC               Ca                    CC                     .2%
   F-1+/F-1         VMIG1/MIG1,           SP-1+/SP-1,           1.8%
                    P-1                   A-1
   Not Rated        Not Rated             Not Rated             6.6%*
                                                              100.0%



      Subsequent to its purchase by the Fund, an issue of rated obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such Municipal Bonds by the Fund, but the Manager will consider such event in determining whether the Fund should continue to hold the Municipal Bonds. To the extent that the ratings given by a Rating Agency for Municipal Bonds may change as a result of changes in such organization or its rating system, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in the Prospectus and this Statement of Additional Information. The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Bonds which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.


      STAND-BY COMMITMENTS. The Fund may acquire "stand-by commitments" with respect to Municipal Bonds held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Bonds and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. The Fund also may acquire call options on specific Municipal
Bonds. The Fund generally would purchase these call options to protect the Fund from the issuer of the related Municipal Bonds redeeming, or other holder of the call option from calling away, the Municipal Bonds before maturity. The sale by the Fund of a call option that it owns on a specific Municipal Bond could result in the receipt of taxable income by the Fund.

--------
* Included in the Not Rated category are securities comprising 6.6% of the Fund's market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Baa/BBB (5.9%) and Ba/BB (0.7%).


      TAXABLE INVESTMENTS. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments. When the Fund has adopted a temporary defensive position, including when acceptable California Municipal Bonds are unavailable for investment by the Fund, in excess of 20% of the Fund's net assets may be invested in securities that are not exempt from California personal income taxes. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

      ZERO COUPON, PAY-IN-KIND AND STEP-UP SECURITIES. The Fund may invest in zero coupon securities which are debt securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date; pay-in-kind bonds which are debt securities that generally pay interest through the issuance of additional bonds; and step-up coupon bonds which are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. For zero coupon securities, the amount of any discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investments. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See "Dividends, Distributions and Taxes."


      INVESTMENT COMPANIES. The Fund may invest in securities issued by other investment companies. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The Fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund's securities lending program, in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above, except that the Fund's aggregate investment of uninvested cash reserves in such money market funds may not exceed 25% of its total assets. See "Lending Portfolio Securities."


      ILLIQUID SECURITIES. The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

INVESTMENT TECHNIQUES

      The following information supplements and should be read in conjunction with the Fund's Prospectus. The Fund's use of certain of the investment techniques described below may give rise to taxable income.

      DERIVATIVES. The Fund may invest in, or enter into, derivatives, such as options and futures, and options on futures contracts, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

      Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

      If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.



      Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives.
This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.


      The Fund will not be a commodity pool. In addition, the Fund has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.


FUTURES TRANSACTIONS--IN GENERAL. The Fund may enter into futures contracts in U.S. domestic markets. Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

      Successful use of futures and options with respect thereto by the Fund also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

      Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

SPECIFIC FUTURES TRANSACTIONS. The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

OPTIONS--IN GENERAL. The Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

      A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

      There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

      Successful use by the Fund of options will be subject to the Manager's ability to predict correctly movements in interest rates. To the extent the Manager's predictions are incorrect, the Fund may incur losses.

      FUTURE DEVELOPMENTS. The Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

      LENDING PORTFOLIO SECURITIES. The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund may call the loan to vote proxies if a material issue affecting the Fund's investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets (including the value of assets received as collateral for the loan). The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. The Fund may participate in a securities lending program operated by Mellon Bank, N.A., as lending agent (the "Lending Agent"). The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities.

      BORROWING MONEY. The Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. The Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

      FORWARD COMMITMENTS. The Fund may purchase and sell Municipal Bonds and other securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.


      Municipal Bonds or other securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.


CERTAIN INVESTMENT CONSIDERATIONS AND RISKS

      INVESTING IN MUNICIPAL BONDS. The Fund may invest more than 25% of the value of its total assets in Municipal Bonds which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, the Fund may be subject to greater risk as compared to a municipal bond fund that does not follow this practice.

      Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of municipal obligations may reduce the volume of Municipal Bonds qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Bonds available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Bonds may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Bonds for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Bond as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

      INVESTING IN CALIFORNIA MUNICIPAL BONDS. Since the Fund is concentrated in securities issued by California or entities within California, an investment in the Fund may involve greater risk than investments in certain other types of municipal bond funds. You should consider carefully the special risks inherent in the Fund's investment in California Municipal Bonds. You should review the information in "Appendix A" which provides a brief summary of special investment considerations and risk factors relating to investing in California Municipal Bonds.

      LOWER RATED BONDS. The Fund may invest up to 35% of the value of its net assets in higher yielding (and, therefore, higher risk) debt securities such as those rated below investment grade by the Rating Agencies (commonly known as "high-yield" or junk bonds). They may be subject to greater risks and market fluctuations than certain lower yielding, higher rated fixed-income securities. See "Appendix B" for a general description of the Rating Agencies' ratings of Municipal Bonds. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

      The market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities. These bonds generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

      Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, the Manager's judgment may play a greater role in valuation because less reliable, objective data may be available.

      These bonds may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of lower rated bonds to repay principal and pay interest thereon and increase the incidence of default for such securities. It is likely that any economic recession also could disrupt severely the market for such securities and have an adverse impact on their value.

      The Fund may acquire these bonds during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any persons concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

      The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds, pay-in-kind bonds and step-up bonds, in which the Fund may invest up to 5% of its total assets. In addition to the risks associated with the credit rating of the issuers, the market prices of the securities may be very volatile during the period no interest is paid.

      SIMULTANEOUS INVESTMENTS. Investment decisions for the Fund are made independently from those of other investment companies advised by the Manager. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

INVESTMENT RESTRICTIONS


      The Fund's investment objective and its policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in California Municipal Bonds (or other investments with similar economic characteristics) are fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. In addition, the Fund has adopted investment restrictions numbered 1 through 8 as fundamental policies. Investment restrictions numbered 9 through 11 are not fundamental policies and may be changed by a vote of a majority of the Fund's Board members at any time. The Fund may not:


            1. Purchase securities other than Municipal Bonds and Taxable Investments and those arising out of transactions in futures and options or as otherwise provided in the Fund's Prospectus and Statement of Additional Information.

            2. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). Transactions in futures and options do not involve any borrowings for purposes of this restriction.

            3. Sell securities short or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in futures, including those relating to indices, and options on futures contracts or indices.

            4. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

            5. Purchase, hold or deal in real estate, real estate investment trust securities or oil and gas interests, but the Fund may invest in municipal obligations secured by real estate or interests therein.

            6. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to indices, and options on futures contracts or indices, as described in the Fund's Prospectus and Statement of Additional Information.

            7. Lend any funds or other assets, except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus; however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

            8. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of municipal obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

            9. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

            10. Pledge, mortgage, hypothecate, or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings, and except to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to futures contracts, including those relating to indices, and options on futures contracts or indices.

            11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

      In addition, the Fund will not issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 2, 3, 6 and 10 may be deemed to give rise to a senior security.

      For purposes of Investment Restriction No. 8, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

      If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 2, however, if borrowings exceed 33-1/3% of the value of the Fund's total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

      The Fund and the Manager have received an exemptive order from the Securities and Exchange Commission, which, among other things, permits the Fund to use cash collateral received in connection with lending the Fund's securities and other uninvested cash to purchase shares of one or more registered money market funds advised by the Manager in excess of the limitations imposed by the 1940 Act.


                            MANAGEMENT OF THE FUND

      The Fund's Board is responsible for the management and supervision of the Fund, and approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:


      The Dreyfus Corporation.....................Investment Adviser
      Dreyfus Service Corporation.................Distributor
      Dreyfus Transfer, Inc.......................Transfer Agent
      The Bank of New York........................Custodian



BOARD MEMBERS OF THE FUND1

      Board members of the Fund, together with information as to their position with the Fund, principal occupations and other Board memberships and affiliations during at least the last five years, are shown below:



Name (Age)                             Principal Occupation
POSITION WITH FUND (SINCE)             DURING PAST 5 YEARS                OTHER BOARD MEMBERSHIPS AND AFFILIATIONS
--------------------------             -------------------                ----------------------------------------

Joseph S. DiMartino (60)               Corporate Director and Trustee     The Muscular Dystrophy Association, DIRECTOR
Chairman of the Board                                                     Levcor International, Inc., an apparel fabric
(1995)                                                                      processor, DIRECTOR
                                                                            Century Business Services, Inc., a provider of
                                                                            outsourcing functions for small and medium size
                                                                            companies, DIRECTOR
                                                                          The Newark Group, a provider of a national market
                                                                            of paper recovery facilities, paperboard mills
                                                                            and paperboard converting plants, DIRECTOR

Clifford L. Alexander, Jr. (70)         President of Alexander &          Wyeth (formerly, American Home Products
Board Member                              Associates, Inc., a               Corporation), a global leader in
(1989)                                    management consulting firm        pharmaceuticals, consumer healthcare products
                                          (January 1981 - present)          and animal health products, DIRECTOR
                                                                          Mutual of America Life Insurance Company,
                                                                            DIRECTOR
                                       Chairman of the Board of Moody's
                                         Corporation
                                         (October 2000 - October 2003)
                                       Chairman of the Board and Chief
                                         Executive Officer of The Dun
                                         and Bradstreet Corporation
                                         (October 1999 - September 2000)

Peggy C. Davis (60)                    Shad Professor of Law,                                    None
Board Member                             New York University School of
(1990)                                   Law (1983 - present)
                                       She writes and teaches in the
                                          fields of evidence,
                                          constitutional theory, family
                                          law, social sciences and the
                                          law, legal process and
                                          professional methodology and
                                          training

Ernest Kafka (71)                      Physician engaged in private                              None
Board Member                             practice specializing in the
(1989)                                   psychoanalysis of adults and
                                         adolescents (1962-present)
                                        Instructor, The New York
                                          Psychoanalytic Institute
                                          (1981 - present)
                                       Associate Clinical Professor of
                                          Psychiatry at Cornell Medical
                                          School (1987 - 2002)

Nathan Leventhal (60)                    Chairman of the Avery-Fisher                Movado Group, Inc., Director
Board Member                              Artist Program
(1989)                                      (November 1997 - present)
                                       President of Lincoln Center for
                                           the Performing Arts, Inc.
                                          (March 1984 - December 2000)
1 None of the Board members are "interested persons" of the Fund, as defined in the 1940 Act.


      Board members are elected to serve for an indefinite term. The Fund has standing audit, nominating and compensation committees, each comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the audit committee is to oversee the Fund's financial and reporting policies and certain internal control matters; the function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Fund for election to the Fund's Board; and the function of the compensation committee is to establish the appropriate compensation for serving on the Board. The nominating committee does not normally consider nominees recommended by shareholders. The Fund also has a standing pricing committee comprised of any one Board member. The function of the pricing committee is to assist in valuing the Fund's investments. The audit committee met four times during the fiscal year ended September 30, 2003. The nominating, pricing and compensation committees had no meetings during the last fiscal year.

      The table below indicates the dollar range of each Board member's ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2003.

                                              AGGREGATE HOLDING OF FUNDS IN
                                              THE DREYFUS FAMILY OF FUNDS FOR
                                              WHICH RESPONSIBLE AS A BOARD
NAME OF BOARD MEMBER          FUND            MEMBER

Joseph S. DiMartino           None            Over $100,000

Clifford L. Alexander, Jr.    None            Over $100,000

Ernst Kafka                   None            Over $100,000

Peggy C. Davis                None            None

Nathan Leventhal              None            None

      As of December 31, 2003, none of the Board members or their immediate family members owned securities of the Manager, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

      The Fund typically pays its Board members its allocated portion of an annual retainer of $50,000 and a per meeting fee of $6,500 (with a minimum of $500 per meeting and per telephone meeting) attended for the Fund and 14 other funds (comprised of 26 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and per meeting attended fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended September 30, 2003, and by all funds in the Dreyfus Family of Funds for which such person is a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 2003, are set forth below:


                                                        Total Compensation From
                                                           the Fund and Fund
                              Aggregate Compensation     Complex Paid to Board
   Name of Board Member           from the Fund*               Member**


Joseph S. DiMartino                   $1,271                $800,306 (186)

Clifford L. Alexander, Jr.            $1,017                 $198,500 (65)

Peggy C. Davis                        $1,017                 $82,500 (26)

Ernest Kafka                           $943                  $76,000 (26)

Saul B. Klaman***                     $2,502                 $34,125 (26)

Nathan Leventhal                      $1,017                 $82,500 (26)


---------------------


* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,684 for all Board members as a group.


** Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Board member serves.
***   Emeritus Board member as of January 18, 2000.

OFFICERS OF THE FUND


STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.   Chairman of the Board, Chief
      Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 186 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.  Chief
      Investment Officer, Vice Chairman and a director of the Manager, and an officer of 95 investment companies (comprised of 186 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President - Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.  Executive Vice President,
      Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 202 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.  Director - Mutual Fund
      Accounting of the Manager, and an officer of 96 investment companies (comprised of 202 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.   Associate General Counsel and
      Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 202 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.   Associate
      General Counsel of the Manager, and an officer of 93 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JANETTE E. FARRAGHER, ASSISTANT SECRETARY SINCE MARCH 2000. Associate General
      Counsel of the Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since February 1984.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.  Mutual Funds Tax
      Director of the Manager, and an officer of 96 investment companies (comprised of 202 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000. Senior Accounting
      Manager- Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 58 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since August 1981.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER
      2002. Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 197 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998.


      The address of each Board member and officer of the Fund is 200 Park Avenue, New York, New York 10166.


      The Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on January 15, 2004.

      The following entity is known by the Fund to be the holder of record of 5% or more of the Fund's shares outstanding on January 15, 2004: Charles Schwab & Co., Inc., Reinvest Account, 101 Montgomery Street, San Francisco, CA 94104-4122 - owned of record 6.1805% of shares.




                           MANAGEMENT ARRANGEMENTS

      INVESTMENT ADVISER. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets.

      The Manager provides management services pursuant to the Management Agreement (the "Agreement") between the Fund and the Manager. The Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's outstanding shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


      The following persons are officers and/or directors of the Manager:
Stephen E. Canter, Chairman of the Board, Chief Executive Officer and Chief Operating Officer; Michael G. Millard, President and a director; Stephen R. Byers, Chief Investment Officer, Vice Chairman and a director; J. Charles Cardona, Vice Chairman and a director; J. David Officer, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman and a director; Diane P. Durnin, Executive Vice President; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Theodore A. Schachar, Vice President-Tax; Angela E. Price, Vice President; Wendy H. Strutt, Vice President; Ray Van Cott, Vice President-Information Systems; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Steven G. Elliott, David F. Lamere, Martin G. McGuinn and Richard W. Sabo, directors.


      In approving the current Agreement, the Board considered a number of factors, including the nature and quality of the services provided by the Manager; the investment philosophy and investment approach as applied to the Fund by the Manager; the investment management expertise of the Manager in respect of the Fund's investment strategies; the personnel, resources and experience of the Manager; the Fund's performance history and the management fees paid to the Manager relative to those of mutual funds with similar investment objectives, strategies and restrictions; the Manager's costs of providing services under the Agreement; the relationship between the fees paid to the Manager under the Agreement and those payable under the Fund's Service Plan; and ancillary benefits the Manager may receive from its relationship with the Fund.


      The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board members. The Manager is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. The Fund's portfolio managers are Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Joseph Irace, Colleen Meehan, W. Michael Petty, Scott Sprauer, Bill Vasiliou, James Welch and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and other funds advised by the Manager.


      The Manager's Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics, and are subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee, may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

      All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include, without limitation: taxes, interest, loan commitment fees, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining corporate existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses.

      The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay Service Agents (as defined below) in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.


      As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of 0.60% of the value of the Fund's average daily net assets. All fees and expenses are accrued daily and deducted before payment of dividends to shareholders. For the fiscal years ended September 30, 2001, 2002, and 2003, the management fees paid by the Fund amounted to $1,470,006, $1,424,300, and $1,393,938, respectively.


      The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage fees, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

      The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.

      DISTRIBUTOR. The Distributor, a wholly-owned subsidiary of the Manager located at 200 Park Avenue, New York, New York 10166, serves as the Fund's distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually.

      TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, 200 Park Avenue, New York, New York 10166, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

      The Bank of New York (the "Custodian"), 100 Church Street, New York, New York 10286, is the Fund's custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transactions charges.

                              HOW TO BUY SHARES


      GENERAL. Fund shares may be purchased through the Distributor or certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals, such as investment advisers, accountants and estate planning firms (collectively, "Service Agents") that have entered into service agreements with the Distributor. Third parties may receive payments from the Manager in connection with their offering of Fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer the Fund instead of other mutual funds where such payments are not received. Please consult a representative of your financial institution for further information.

      Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified plans. The Fund reserves the right to reject any purchase order.


      The minimum initial investment is $2,500, or $1,000 if you are a client of a Service Agent which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. Fund shares are offered without regard to the minimum initial investment requirements to Board members of a fund advised by the Manager, including members of the Fund's Board, who elect to have all or a portion of their compensation for serving in that capacity automatically allocated to the Fund. The Fund reserves the right to vary the initial and subsequent investment minimum requirements at any time.

      Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

      Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agent in this regard.

      Fund shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for regular business. For purposes of determining net asset value per share, certain options and futures may be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. For information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value."


      DREYFUS TELETRANSFER PRIVILEGE. You may purchase shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account, which will subject the purchase order to a processing delay. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

      Dreyfus TELETRANSFER purchase orders may be made at any time. If purchase orders are received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, Fund shares will be purchased at the share price determined on the next bank business day following such purchase order. If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), Fund shares will be purchased at the share price determined on the second bank business day following such purchase order. To qualify to use the Dreyfus TELETRANSFER Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--Dreyfus TELETRANSFER Privilege."


      REOPENING AN ACCOUNT. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

                                 SERVICE PLAN

      Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board has adopted, but not implemented, such a plan (the "Service Plan") pursuant to which the Fund would pay the Distributor for distributing the Fund's shares, for servicing shareholder accounts and for advertising and marketing relating to the Fund, at an aggregate annual rate of 0.25% of the value of the Fund's average daily net assets. The Fund's Board believes that there is a reasonable likelihood that the Plan, if implemented, would benefit the Fund and its shareholders.

      The Distributor may pay one or more Service Agents a fee in respect of Fund shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. The Distributor will determine the amount if any, to be paid to Service Agents under the Service Plan and the basis on which such payments are to be made. The fees payable under the Service Plan would be payable without regard to actual expenses incurred.

      The Fund is permitted to bear the costs of preparing and printing prospectuses and statements of additional information used for regulatory purposes and for distribution to existing shareholders. Under the Service Plan, the Fund is permitted to bear (a) the costs of preparing, printing and distributing prospectuses and statements of additional information used for other purposes and (b) the costs associated with implementing and operating the Service Plan (such as costs of printing and mailing service agreements), the aggregate of such amounts not to exceed in any fiscal year of the Fund the greater of $100,000 or 0.005% of the value of the Fund's average daily net assets for such fiscal year. Each item for which a payment may be made under the Service Plan may constitute an expense of distributing Fund shares as the Securities and Exchange Commission construes such term under the Rule.

      A quarterly report of the amounts expended under the Service Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Service Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Service Plan without shareholder approval and that other material amendments of the Service Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager and have no direct or indirect financial interest in the operation of the Service Plan or in the related service agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Service Plan and the related service agreements are subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Service Plan. The Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Service Plan or in any of the related service agreements or by vote of a majority of the Fund's shares.

      Management of the Fund currently does not intend to implement the Service Plan and will only do so if prior written notice is given to shareholders.


                          SHAREHOLDER SERVICES PLAN

      The Fund has adopted a Shareholder Services Plan pursuant to which the Fund reimburses the Distributor an amount not to exceed an annual rate of 0.25% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

      A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Fund's Board and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. The Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan.


      For the fiscal year ended September 30, 2003, the Fund paid the Distributor $117,402 pursuant to the Shareholder Services Plan.


                             HOW TO REDEEM SHARES


      GENERAL. The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased Fund shares by check, by Dreyfus TELETRANSFER Privilege or through Dreyfus-AUTOMATIC Asset Builder(R) and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, the Fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TELETRANSFER Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TELETRANSFER purchase or the Dreyfus-AUTOMATIC Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

      REDEMPTION FEE. The Fund will deduct a redemption fee equal to 0.10% of the net asset value of Fund shares redeemed (including redemptions through the use of the Fund Exchanges service) less than 30 days following the issuance of such shares. The redemption fee will be deducted from the redemption proceeds and retained by the Fund. For the fiscal year ended September 30, 2003, the Fund retained $9,570 in redemption fees.


      No redemption fee will be charged on the redemption or exchange of shares (i) through the Fund's Checkwriting Privilege, Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, (ii) through accounts that are reflected on the records of the Transfer Agent as omnibus accounts approved by the Distributor, (iii) through accounts established by securities dealers, banks or other financial institutions approved by the Distributor that utilize the National Securities Clearing Corporation's networking system, or
(iv) acquired through the reinvestment of dividends or distributions. The redemption fee may be waived, modified or terminated at any time.


      CHECKWRITING PRIVILEGE. The Fund provides redemption checks ("Checks") to investors automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your Fund account and may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of shares in your account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.


      You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

      Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

      This Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions. Any check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.

      WIRE REDEMPTION PRIVILEGE. By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of a redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

      To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

      DREYFUS TELETRANSFER PRIVILEGE. You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. You should be aware that if you have selected the Dreyfus TELETRANSFER Privilege, any request for a Dreyfus TELETRANSFER transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "How to Buy Shares--Dreyfus TELETRANSFER Privilege."

      REDEMPTION THROUGH A SELECTED DEALER. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer.
If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

      STOCK CERTIFICATES; SIGNATURES. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor, and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call the telephone number listed on the cover.

      REDEMPTION COMMITMENT. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sells such securities, brokerage charges might be incurred.

      SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                             SHAREHOLDER SERVICES

      FUND EXCHANGES. You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by the Manager or shares of certain funds advised by Founders Asset Management LLC ("Founders"), an affiliate of the Manager, to the extent such shares are offered for sale in your state of residence. The Fund will deduct a redemption fee equal to 0.10% of the net asset value of Fund shares exchanged where the exchange is made less than 30 days after the issuance of such shares. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

            A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

            B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

            C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.


            D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.


      To accomplish an exchange under item D above, you must notify the Transfer Agent of your prior ownership of fund shares and your account number.


      To request an exchange, you must give exchange instructions to the Transfer Agent in writing, by telephone or online. The ability to issue exchange instructions by telephone or online is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express(R) voice-response telephone system) from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form are not eligible for telephone or online exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.


     During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

      To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

      DREYFUS AUTO-EXCHANGE PRIVILEGE. Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, shares of another fund in the Dreyfus Family of Funds or shares of certain funds advised by Founders of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts.
With respect to all other retirement accounts, exchanges may be made only among those accounts.

      Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having certain identical identifying designations.

      Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561, or visiting the Dreyfus.com website. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

      DREYFUS-AUTOMATIC ASSET BUILDER(R). Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

      DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your fund account. You may deposit as much of such payments as you elect.

      DREYFUS PAYROLL SAVINGS PLAN. Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

      DREYFUS STEP PROGRAM. Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time.

      DREYFUS DIVIDEND OPTIONS. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from the Fund in shares of another fund in the Dreyfus Family of Funds or shares of certain funds advised by Founders of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:


            A. Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.


            B. Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.


            C. Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

            D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.


      Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

      AUTOMATIC WITHDRAWAL PLAN. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account.
Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.


                       DETERMINATION OF NET ASSET VALUE

      VALUATION OF PORTFOLIO SECURITIES. The Fund's investments are valued each business day by an independent pricing service (the "Service") approved by the Fund's Board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other investments is determined by the Service based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Fund's officers under the general supervision of the Fund's Board. These procedures need not be used to determine the value of securities held by the Fund if, in the opinion of a committee appointed by the Fund's Board, some other method would more accurately reflect the fair value of such securities. Expenses and fees, including the management fee (reduced by the expense limitation, if any) are accrued daily and are taken into account for the purpose of determining the net asset value of Fund shares.

      NEW YORK STOCK EXCHANGE CLOSINGS. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                      DIVIDENDS, DISTRIBUTIONS AND TAXES


      Management believes that the Fund qualified as a "regulated investment company" under the Code for the fiscal year ended September 30, 2003. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must pay out to its shareholders at least 90% of its net income (consisting of net investment income from tax exempt obligations and taxable obligations, if any, and net short-term capital gains), and must meet certain asset diversification and other requirements. If the Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.


      The Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for regular business. Fund shares begin earning income dividends on the day following the date of purchase. Dividends usually are paid on the last business day of each month and are automatically reinvested in additional Fund shares at net asset value or, at your option, paid in cash. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the next business day. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption.

      If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

      If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of Federal tax exempt obligations, then the Fund may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains, generally are taxable as ordinary income for Federal income tax purposes whether or not reinvested. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains to a shareholder who is a citizen or resident of the United States, whether or not reinvested and regardless of the length of time the shareholder has held his or her shares.

      If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of obligations which, when held by an individual, the interest therefrom is exempt from California personal income tax, and if the Fund qualifies as a management company under the California Revenue and Taxation Code, the Fund will be qualified to pay dividends to its shareholders that are exempt from California personal income tax (but not from California franchise tax) ("California exempt-interest dividends"). However, the total amount of California exempt-interest dividends paid by the Fund to a non-corporate shareholder with respect to any taxable year cannot exceed such shareholder's pro rata share of interest received by the fund during such year that is exempt from California taxation less any expenses and expenditures deemed to have been paid from such interest.

      For shareholders subject to the California personal income tax, exempt-interest dividends derived from California Municipal Bonds will not be subject to the California personal income tax. Distributions from net realized short-term capital gains to California resident shareholders will be subject to the California personal income tax as ordinary income. Distributions from net realized long-term capital gains may constitute long-term capital gains for individual California resident shareholders. Unlike under Federal tax law, the Fund's shareholders will not be subject to California personal income tax, or receive a credit for California taxes paid by the Fund, on undistributed capital gains. In addition, California tax law does not consider any portion of the exempt-interest dividends paid an item of tax preference for the purposes of computing the California alternative minimum tax.


      Any dividend or distribution paid shortly after an investor's purchase of Fund shares may have the effect of reducing the aggregate net asset value of the shares below the cost of the investment. Such a dividend or distribution would be a return on investment in an economic sense as described herein. In addition, the Code provides that if a shareholder has not held the shares for more than six months and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend.


      Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains or losses. However, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. In addition, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

      Gain or loss, if any, realized by the Fund from certain financial futures and options transactions ("Section 1256 contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 contracts as well as from closing transactions. In addition, Section 1256 contracts remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized as described above.

      Offsetting positions held by the Fund involving certain financial futures contracts or options transactions may be considered, for tax purposes, to constitute "straddles." To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund may constitute "mixed straddles." The Fund may take one or more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

      If the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.

      Investment by the Fund in securities issued or acquired at a discount or providing for deferred interest or for payment of interest in the form of additional obligations, such as zero coupon, pay-in-kind or step-up securities, could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payment. For example, the Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

      Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Company could subject you to a $50 penalty imposed by the Internal Revenue Service.


                            PORTFOLIO TRANSACTIONS

      Portfolio securities are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

      Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms and may be selected based upon their sales of shares of the Fund or other funds advised by the Manager or its affiliates.

      Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the Manager's opinion that the receipt and study of such services should not reduce the expenses of its research department.


                           PERFORMANCE INFORMATION


      The Fund's current yield for the 30-day period ended September 30, 2003 was 3.91%. Current yield is computed pursuant to a formula which operates as follows: the amount of the Fund's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by the Fund during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends and distributions, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

      Based upon a combined 2003 Federal and State of California effective tax rate of 41.05%, the Fund's tax equivalent yield for the 30-day period ended September 30, 2003 was 6.63%. Tax equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt.

      The tax equivalent yield quoted above represents the application of the highest Federal and State of California marginal personal tax rates presently in effect. For Federal personal income tax purposes, a 35.00% tax rate has been used. For California personal income tax purposes, a 9.30% tax rate has been used. The tax equivalent figure, however, does not include the potential effect of any local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rates or yields. Each investor should consult its tax adviser, consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

      The Fund's average annual total return for the 1, 5 and 10 year periods ended September 30, 2003 was 2.21%, 3.97% and 4.87%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

      The Fund's total return for the period October 10, 1989 (commencement of operations) through September 30, 2003 was 142.66%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.


     From time to time, the after-tax returns of the Fund may be advertised or otherwise reported. The formula for computing after-tax returns assumes an initial one-time investment of $1,000 and the deduction of the maximum sales load, if any, and other charges from this initial investment. After-tax returns (including those reflecting Fund distributions and/or redemption of Fund shares) are calculated using the then-current highest individual Federal marginal income tax rates, and do not reflect the impact of state and local taxes. After-tax returns on distributions and redemptions are computed assuming a complete sale of Fund shares at the end of the period and reflect reinvested amounts. The formula assumes that the taxable amount and tax character of each distribution are as specified by the Fund on the dividend declaration date, adjusted to reflect subsequent recharacterizations, and ignores the effect of either the alternative minimum tax or phaseouts of certain tax credits, exemptions, and deductions for taxpayers whose adjusted gross income is above a specified amount.

      From time to time, the Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and are not indicative of the Fund's past or future performance.

      Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Lipper Leader Ratings, Moody's Bond Survey Bond Index, Lehman Brothers Municipal Bond Index, Morningstar, Inc. and other industry publications. From time to time, advertising materials for the Fund may refer to or discuss then-current or past economic conditions, developments and/or events, actual or proposed tax legislation, or to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute. From time to time, advertising material for the Fund may include biographical information relating to its portfolio manager and may refer to, or include commentary by the portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors. From time to time, advertising materials may refer to studies performed by the Manager Corporation or its affiliates, such as "The Dreyfus Tax Informed Investing Study" or "The Dreyfus Gender Investment Comparison Study (1996 & 1997)" or such other studies.


                          INFORMATION ABOUT THE FUND

      Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

      Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

      The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four purchases/redemptions or exchanges (so-called roundtrips) during any twelve-month period or who makes exchanges that appear to coincide with a market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.

      The Fund sends annual and semi-annual financial statements to all its shareholders.


                       COUNSEL AND INDEPENDENT AUDITORS

      Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

      Ernst & Young LLP, 5 Times Square, New York, New York 10036, independent auditors, have been selected as independent auditors of the Fund.



                                     APPENDIX A


          RISK FACTORS--INVESTING IN CALIFORNIA MUNICIPAL OBLIGATIONS

      The following information is a summary of special factors affecting investments in California Municipal Obligations. It does not purport to be a complete description and is based on information drawn from official statements relating to securities offerings of the State of California (the "State") available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

GENERAL INFORMATION

      ECONOMY. California's economy, the nation's largest and one of the largest in the world, has major sectors in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In early 2001, California's economy slipped into a recession, concentrated in the State's high-tech sector. After losing about 290,000 jobs between March 2001 and January 2002, employment grew by about 79,000 jobs as the State began to recover. The recovery stalled, however, and the economy has since been sluggish, with unemployment varying narrowly between 6.6% and 6.9% and employment falling by about 14,000 jobs through June 2003.

      The California economy has tracked the national economy quite closely in the last year. From August 2002 to August 2003, nonfarm payroll employment fell by 0.3% in the State and 0.4% in the nation. Economic output, however, appears to be growing in both the nation and California, as the national and State gross domestic products have been increasing for seven and five consecutive quarters, respectively. In addition, personal state income tax withholdings were up 5.6% in the first nine months of 2003 from a year earlier. State sales tax revenues also increased over that period.

      POPULATION AND LABOR FORCE. The State's July 1, 2002 population of over 35 million represented over 12% of the total United States population. California's population is concentrated in metropolitan areas. As of the 2000 census, 97% resided in the 25 major metropolitan statistical areas in the State. As of July 1, 2000, the 5-county Los Angeles area accounted for 48% of the State's population, with over 16.0 million residents, and the 10-county San Francisco Bay Area represented 21%, with a population of over
7.0 million.

      The following table shows California's population data for 1994 through 2002.

                             Population 1994-02*

                                                                    California
                         % Increase      United       % Increase      as % of
          California        Over         States          Over         United
 Year     Population   Preceding Year  Population   Preceding Year   States *

 1994     31,523,080         0.7%      263,125,821        1.2%         12.0
 1995     31,711,094        0.6        266,278,393        1.2          11.9
 1996     31,962,050        0.8        269,394,284        1.2          11.9
 1997     32,451,746        1.5        272,646,925        1.2          11.9
 1998     32,861,779        1.3        275,854,104        1.2          11.9
 1999     33,417,247        1.7        279,040,168        1.2          12.0
 2000     34,036,376        1.9        282,224,348        1.1          12.1
 2001     34,698,173        1.9        285,317,559        1.1          12.2
 2002     35,301,480        1.7        288,368,698        1.1          12.2

*Population as of July 1.
------------------------------------------------------------------------------

SOURCE: U.S. Department of Commerce, Bureau of the Census; California figures from State of California, Department of Finance.
      The following table presents civilian labor force data for the resident population, age 16 and over, for the years 1993 to 2002.

                              Labor Force 1993-02

                     LABOR FORCE TRENDS              UNEMPLOYMENT RATE (%)
                        (in Thousands)
     YEAR        LABOR FORCE      EMPLOYMENT       CALIFORNIA     UNITED STATES

     1993           15,360          13,918            9.4%             6.9%
     1994           15,450          14,122            8.6              6.1
     1995           15,412          14,203            7.8              5.6
     1996           15,520          14,400            7.2              5.4
     1997           15,960          14,954            6.3              4.9
     1998           16,336          15,367            5.9              4.5
     1999           16,596          15,732            5.2              4.2
     2000           16,884          16,049            4.9              4.0
     2001           17,183          16,260            5.4              4.8
     2002           17,405          16,242            6.7              5.8

SOURCE:  State of California, Employment Development Department.


      Job growth was anticipated to remain slow for the rest of 2003. Some industries still have too much capacity, dampening prospects for a strong recovery in the near-term. Moreover, if productivity were to continue to grow as quickly as in the last year, improvement in the labor markets will likely come first in the form of fewer layoffs and longer workweeks for employed workers. Actual employment gains would trail behind, and declines in the unemployment rate would come even later.

RECENT DEVELOPMENTS

      ELECTION OF NEW GOVERNOR. Following the recall of Governor Davis, newly elected Governor Arnold Schwarzenegger began assembling his staff and evaluating the State's financial condition. As a result of his evaluation, he may propose mid-year legislation or take executive actions that could affect the State's receipts, disbursements and proposed borrowings during the current fiscal year.

      STATE ECONOMY AND FINANCES. In recent years, the State has experienced a decline in State revenues attributable in large part to declines in personal income tax receipts, principally due to reduced stock market-related income tax revenues, such as taxes on capital gains realizations and stock option income, in a state that derives a large share of its revenue from a sharply progressive personal income tax. The State estimates that stock market-related personal income tax revenue declined from $17.9 billion in Fiscal Year 2000-01 to $6.1 billion in Fiscal Year 2001-02, and to $5.0 billion in Fiscal Year 2002-03, a total 72% decline. Slow growth was projected for the balance of 2003 and moderate growth is projected in 2004, generally tracking the national economy.

      In the budget for Fiscal Year 2002-03, the Governor and the Legislature addressed the continuing decline in tax revenues primarily with a combination of expenditure reductions and one-time actions, such as bond and asset sales, expenditure deferrals and interfund transfers and loans. The 2003-04 Budget, as proposed on January 10, 2003, projected a shortfall or "gap" on a budgetary basis of $34.6 billion over Fiscal Years 2002-03 and 2003-04 absent corrective action. The 2003-04 Budget called for budget actions totaling over $10.2 billion early in calendar year 2003 to achieve maximum savings. This total included $5.5 billion for Fiscal Year 2002-03. In March and April 2003, the Legislature passed revised budget adjustment legislation totaling about $6.9 billion in spending reductions, deferrals and funding transfers (including $3.3 billion for Fiscal Year 2002-03 and $3.6 billion for Fiscal Year 2003-04.)

     The Governor released the May Revision to the 2003-04 Budget on May 14, 2003 (the "May Revision"), which projected that the pre-corrective action budget gap had increased to about $38.2 billion, primarily due to the cancellation of the sale of tobacco securitization bonds, lost opportunities for savings with the passage of time, and increased caseload in certain health and correctional programs. The budget proposals in the May Revision were significantly changed from the original 2003-04 Governor's Budget. In the May Revision, the former Governor proposed to address the budget challenge in three phases: (1) eliminate an estimated $10.7 billion budget deficit accumulated through June 30, 2003, by issuing bonds to be repaid from a temporary 1/2(cent) increase in the State sales tax, (2) balance the Fiscal Year 2003-04 budget with a combination of expenditure cuts (some already approved by the Legislature in March and April), fund transfers and loans, and transfer of certain health and social services programs from the State to counties, and (3) pursue Legislative action during the balance of the 2003 Legislative session to enact structural reforms that would eliminate an estimated $7.9 billion structural deficit for Fiscal Year 2004-05.

      The annual Budget Act for Fiscal Year 2003-04 (the "2003 Budget Act"), which was signed by the Governor on August 2, 2003, largely reflects the budget proposals contained in the May Revision. Realization of the 2003 Budget Act proposals is dependent upon numerous assumptions and contingencies including, among others, the successful resolution of pending litigation relating to the issuance of pension obligation bonds and the issuance of fiscal recovery bonds (expected to generate approximately $10.7 billion of proceeds). A State trial court has declined to validate the pension obligation bonds, and the State has appealed this decision.

      As reflected in the May Revision, further Legislative action will be required to address the remaining funding gap in Fiscal Year 2004-05, which the Legislative Analyst's Office (the "LAO") estimated to be $7.9 billion. This "structural deficit" reflects in part the use of one-time revenue enhancements, cost reductions and fund transfers in Fiscal Years 2002-03 and 2003-04 that will be unavailable in Fiscal Year 2004-05, as well as customary expenditure growth due to, among other things, enrollment, caseload and population growth.

      Since the 2003 Budget Act, the State has released actual results of receipts and disbursements for the months of August and September. Cash and unused borrowable resources through the end of September 2003 were $1.1 billion above the projections done in connection with the 2003 Budget Act. No assurance can be given by the State that available cash and unused borrowable resources will continue to be above projections.

STATE INDEBTEDNESS

      The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes ("RANs") and revenue anticipation warrants ("RAWs"), when due.

      CAPITAL FACILITIES FINANCING.

      GENERAL OBLIGATION BONDS. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of monies in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

      As of September 1, 2003, the State had outstanding approximately $30.2 billion aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of approximately $24 billion of long-term general obligation bonds, including up to approximately $12.5 billion of general obligation bonds authorized to be issued initially as commercial paper notes, and approximately $11.5 billion of other authorized but unissued general obligation bonds.

      General obligation bond law permits the State to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. The State issued $1.4 billion of variable rate general obligation bonds, representing 4.6% of the State's total outstanding general obligation bonds as of September 1, 2003. The Legislature has approved approximately $22 billion of potential bond authorizations to be placed on the ballot in March of 2004, and additional bond proposals may also be added in 2004.

      COMMERCIAL PAPER PROGRAM. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issuances, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Commercial paper notes are deemed issued upon authorization by the respective finance committees, whether or not such notes are actually issued. The State's commercial paper credit facility expired in August 2003. The State is currently negotiating a new credit facility.

      LEASE-PURCHASE DEBT. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are then marketed to investors. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. The State had $6.6 billion General Fund-supported lease-purchase obligations outstanding as of September 1, 2003. The State Public Works Board, which is authorized to sell lease revenue bonds, had $4.8 billion authorized but unissued as of September 1, 2003. In addition, as of that date, certain joint powers authorities were authorized to issue approximately $81 million of revenue bonds to be secured by State leases.

      NON-RECOURSE DEBT. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. There are 17 agencies and authorities authorized to issue revenue obligations (excluding lease-purchase debt). State agencies and authorities had approximately $42.6 billion aggregate principal amount of revenue bonds and notes that are non-recourse to the General Fund outstanding as of December 31, 2002.

      PENSION OBLIGATION BONDS. Pursuant to the California Pension Obligation Financing Act (the "Pension Bond Act"), the State proposed to issue $1.9 billion of pension obligation bonds to make Fiscal Year 2003-2004 contributions to the California Public Employees' Retirement System ("CalPERS"). The payment of debt service on the pension obligation bonds will be payable from the General Fund subject to the priorities specified in the Pension Bond Act. The State would make an interest-only payment on these bonds in Fiscal Year 2003-04 and principal and interest payments in Fiscal Years 2004-2005 through 2008-09. This proposal is the subject of a validation action brought by the Pension Obligation Bond Committee, which seeks to obtain the court's determination that the proposed bonds would not be in violation of the Constitutional debt limit because the proceeds of the bonds would be used to pay the State's CalPERS obligation. On October 2, 2003 the trial court issued a judgment denying the State's request that the bonds be validated. The State has filed a notice of appeal. Pension obligation bonds were not issued in time to make the October 1, 2003 quarterly pension contributions. The next quarterly contribution, in the estimated amount of $553 million, was due on January 1, 2004. The size of any future bond issue to fund the 2003-04 contributions to CalPERS will be reduced in the event this litigation causes further delay in the issuance of the pension obligation bonds.

     FISCAL RECOVERY BONDS. The State proposes to issue approximately $10.7 billion of fiscal recovery bonds ("FRBs") in February and April 2004, which are authorized under the California Fiscal Recovery Financing Act. FRB proceeds would be deposited in the General Fund to eliminate the estimated $10.7 billion accumulated budget deficit. This is the largest and most critical component of the 2003 Budget Act. However, the issuance of the FRBs is the subject of current litigation over Constitutional debt-limit provisions, and their issuance is uncertain. In addition, the Legislature established a Fiscal Recovery Fund to deposit revenues from a temporary 1/2(cent) sales taxes that begins July 1, 2004. The Legislature currently plans on paying the debt service on the FRBs from future appropriations from the Fiscal Recovery Fund.

      CASH FLOW BORROWINGS. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued RANs in 19 of the last 20 fiscal years to partially fund timing differences between revenues and expenditures, as the majority of General Fund revenues are received in the last part of the fiscal year. RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued RAWs, which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any unapplied revenues in the General Fund on their maturity date, subject to the prior application of such money in the General Fund to pay certain priority payments in the general areas of education, general obligation debt service, State employee wages and benefits and other specified General Fund reimbursements.

      2002-03 RAWS. In Fiscal Year 2002-03, the State retired $7.5 billion of RAWs issued the previous year, and issued $12.5 billion of RANs, which were scheduled to mature on June 30, 2003. Due to the budget shortfalls, the State issued approximately $10.97 billion of 2003 RAWs on June 18, 2003, which are scheduled mature on June 16, 2004 (the "2003 RAWs"). Cash flows based upon the May Revision project that there would be sufficient available monies in the General Fund to repay the 2003 RAWs at maturity. This projection assumed, among other things, the State's receipt of approximately $14 billion in proceeds from the sales of tobacco securitization bonds, FRBs and pension obligation bonds. Of that amount, the State has only received approximately $2.27 billion from the sale of tobacco securitization bonds; as the other bond issuances have been delayed by litigation. On the maturity date of the 2003 RAWs, payment of principal of and interest on the 2003 RAWs is subject to the prior application of monies in the General Fund to pay priority payments.

      If it appears to the State that there will be insufficient available money in the General Fund to pay the 2003 RAWs at maturity, the State has agreed to use its best efforts to offer for sale at competitive bid and issue refunding warrants to pay the 2003 RAWs in full. While no assurance can be given that the State would be able to sell refunding warrants, the State has always been able to borrow funds to meet its cash flow needs in the past and expects to take all steps necessary to continue to have access to the short-term and long-term credit markets.

      If the State were unable to issue refunding warrants in sufficient amounts, the State may decide to borrow under seven forward warrant purchase agreements which the State has entered into with seven financial institutions ("Participants"), on a several and not joint basis (the "Forward Purchase Agreements"), which will enable the State to borrow up to $11.2 billion (to cover principal and accrued interest) to obtain additional cash resources to pay the principal of and interest on the 2003 RAWs on their maturity date. The Forward Purchase Agreements do not constitute a guaranty of the 2003 RAWs and contain certain conditions that must be met in order for the State to obtain advances of funds from the Participants. The conditions to be satisfied on June 16, 2004 include the condition that no event of default under the Forward Purchase Agreements shall have occurred. If the State draws upon the Forward Purchase Agreements, it will deliver to the Participants registered warrants due immediately and without a maturity date. Repayment by the State of the registered warrants issued to Participants is subordinate, in rank of the use of available cash resources on any day, to payment of other priority payments including debt service on general obligation bonds. However, the issuance of such registered warrants will severely restrict the State's cash management flexibility.

      2003-04 RANS. The State anticipated the issuance of $3 billion of RANs in October 2003, which would mature on June 23, 2004 (the "2004 RANs"). As a condition to issuance, the State estimated the existence of sufficient cash and borrowable resources available to the General Fund to pay the 2004 RANs at maturity. The State made the same proceeds assumptions as discussed above in relation to the 2003 RAWs, and has covenanted to use its best efforts to issue registered reimbursement warrants or other obligations to assure additional cash resources if there is insufficient available General Fund revenue at the time the 2004 RANs mature.

      If the State is unable to issue such warrants or other obligations, the State would draw under letters of credit ("LCs"), expected to be issued by various financial institutions ("Credit Banks") in order to pay the principal and interest on the maturity date for the 2004 RANs. Certain RANs will be issued directly to the Credit Banks. However, if the State draws on the LCs or is otherwise unable to pay the 2004 RANs at maturity, it will deliver registered warrants, due immediately and without a maturity date, to the Credit Banks and/or owners of the 2004 RANs. Payment under these registered warrants is subordinate to payment on certain priority payments and certain other debt service, but it will also severely restrict the State's cash management flexibility.

STATE FUNDS AND EXPENDITURES

      THE BUDGET AND APPROPRIATIONS PROCESS. The State's fiscal year begins on July 1 and ends on June 30. The State operates on a budget basis, using a modified accrual system of accounting, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Following the submission of the Governor's Budget, the Legislature takes up the proposal.

      The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

      Appropriations also may be included in legislation other than the Budget Act. Bills containing appropriations (except for K-12 and community college ("K-14") education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing K-14 education appropriations require a simple majority vote. Continuing appropriations, available without regard to fiscal year, also may be provided by statute or the State Constitution. There is litigation pending concerning the validity of such continuing appropriations.

      THE GENERAL FUND. The monies of the State are segregated into the General Fund and over 900 special funds, including bond, trust and pension funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State monies not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

      THE SPECIAL FUND FOR ECONOMIC UNCERTAINTIES. The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State to the General Fund as necessary to meet cash needs of the General Fund. The State is required to return monies so transferred without payment of interest as soon as there are sufficient monies in the General Fund. At the end of each fiscal year, the State is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund. In certain circumstances, monies in the SFEU may be used in connection with disaster relief.

      For budgeting and general accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the General Fund. For year-end reporting purposes, the State is required to add the balance in the SFEU to the balance in the General Fund so as to show the total monies then available for General Fund purposes.

      INTER-FUND BORROWINGS. Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the General Fund. If General Fund revenue is or will be exhausted, the State may direct the transfer of all or any part of the monies not needed in special funds to the General Fund. All money so transferred must be returned to the special fund from which it was transferred. As of September 30, 2003. $2.5 billion of outstanding loans from the SFEU and $300 million of outstanding loans from other special funds were used to pay expenditures of the General Fund.

      INVESTMENT OF FUNDS. Monies on deposit in the State's Centralized Treasury System are invested by the Treasurer in the Pooled Money Investment Account (the "PMIA"). As of August 31, 2003, the PMIA held approximately $29.6 billion of State monies and $21.8 billion of monies invested for about 2,945 local governmental entities.

      PENSION TRUSTS. The three principal retirement systems in which the State participates are CalPERS, the California State Teachers' Retirement System ("CalSTRS") and the University of California Retirement System ("UCRS"). The State's contribution to CalPERS and UCRS are actuarially determined each year, while the State's contribution to CalSTRS is established by statute. Due to investment losses and increased retirement benefits, the State contribution to the CalPERS has increased from $156.7 million in Fiscal Year 2000-01 to $2.2 billion in Fiscal Year 2003-04.

      According to CalSTRS, its investment portfolio market value as of July 31, 2002 was $92.6 billion compared to $103.0 billion as of July 31, 2001. CalPERS reports that its investment portfolio market value as of July 31, 2002 was $135.5 billion, compared to $155.3 billion as of July 31, 2001. The excess of actuarial value of assets over actuarial accrued liabilities of CalPERS, CalSTRS and UCRS as of June 30, 2002 (June 30, 2001 for CalSTRS) was $6.7 billion, $(2.2) billion and $11.5 billion, respectively. Declines in investment portfolio value adversely affect the actuarial calculations.

      WELFARE REFORM. The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (the "Law") fundamentally reformed the nation's welfare system. The Law includes provisions to: (1) convert Aid to Families with Dependent Children ("AFDC") from an entitlement program to a block grant titled Temporary Assistance for Needy Families ("TANF"), with lifetime time limits on TANF recipients, work requirements and other changes; (2) deny certain Federal welfare and public benefits to legal non-citizens (amended by subsequent Federal law), allow states to elect to deny additional benefits (including TANF) to legal non-citizens, and generally deny almost all benefits to illegal immigrants; and (3) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements. The block grant formula under the Law is operative through March 31, 2004 (having been extended several times from its original September 30, 2002 expiration date). For the TANF program to continue, the U.S. Congress must pass, and the President must sign, legislation reauthorizing the program to that date. Although reauthorization could simply involve extending the funding period, it is more likely that Congress and the President will consider several key policy changes. It is unknown at this time how the State's TANF funding will be affected by reauthorization.

      The California Work Opportunity and Responsibility to Kids ("CalWORKs") replaced the former AFDC and Greater Avenues to Independence programs effective January 1, 1998. Consistent with Federal law, CalWORKs contains time limits on receipt of welfare aid, both lifetime as well as current period. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. Welfare caseloads have declined considerably with the implementation of the CalWORKs program. The 2003-04 CalWORKs caseload is projected to be 466,000, down from 480,000 cases in 2002-03.
This represents a major decline in caseload from the rapid growth of the early 1990s, when caseload peaked at 921,000 cases in 1994-95.

      In 2003-04, California will continue to meet, but not exceed, the Federally-required $2.7 billion combined State and county maintenance of effort ("MOE") requirement. In an effort to keep program expenditures within the TANF block grant and TANF MOE amounts, the 2003 Budget Act suspends the October 2003 statutory cost-of-living adjustment for cash grants. The 2003 Budget Act includes a one-time augmentation of $91.9 million for employment services to enable recipients to leave aid and become self-sufficient. The 2003 Budget Act includes total CalWORKs-related expenditures of $6.9 billion for 2003-04, including child care transfer amounts for the Department of Education and the State's general TANF reserve. The 2003 Budget Act also includes a TANF reserve of $175.3 million, which is available for unanticipated needs in any program for which TANF block grant funds are appropriated, including CalWORKs benefits, employment services, county administration, and child care costs.

      The entire statewide welfare system has been changed in response to CalWORKs, pursuant to which counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements, and their costs for administrative and supportive services are capped at the 1996-97 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

      LOCAL GOVERNMENTS. The primary units of local government in the State are the counties, ranging in population from 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There also are 478 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services.

      In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax monies, including taking over the principal responsibility for funding K-14 education. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services.

      The 2003 Budget Act and related legislation continue to provide significant assistance to local governments, comprised of $238.2 million for various local public safety programs, including $100 million for the Citizens' Option for Public Safety program to support local front-line law enforcement, $100 million for county juvenile justice and crime prevention programs and $38.2 million for reimbursement of jail booking fees. The 2003 Budget Act also provides $40.15 million for open space subvention reimbursements to cities and counties.

      A program to offset a portion of the vehicle license fees (the "VLFs") paid by vehicle owners was established in 1998. The legislation that established the VLF offset program also provided that if there were insufficient General Fund monies to fully backfill the VLF offset, the percentage offset would be reduced proportionately to assure that local governments were not disadvantaged. In June 2003, it was determined that insufficient General Fund monies were available to continue to fund any portion of the VLF offsets. Accordingly, the VLFs paid by taxpayers returned to the pre-1999 level and the State is not be obligated to make any offset payments in Fiscal Year 2003-04. The 2003 Budget Act requires the State to repay the $825 million VLF "gap" loss to local governments no later than August 15, 2006. The 2003 Budget Act also increases the portion of VLF revenues that are dedicated to State-local realignment programs in 2003-04 so that those programs are held harmless from the VLF "gap" loss. Litigation has been filed challenging the restoration of the pre-1999 VLF levels.

      Prior to legislation enacted in 1997, local governments provided the majority of funding for the State's trial court system. The legislation consolidated trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on the counties. This resulted in decreasing the county contribution for court operations by $415 million and allowed cities to retain $68 million in fine and penalty revenue previously remitted to the State. The State's trial court system will receive approximately $1.9 billion in State resources and $475 million in resource form the counties in Fiscal Year 2003-04.

      REPAYMENT OF ENERGY LOANS. The Department of Water Resources (the "DWR") borrowed money from the General Fund for its power supply program between January and June 2001. DWR has issued approximately $11.25 billion in revenue bonds and used the net proceeds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and a loan from the General Fund of $6.1 billion plus accrued interest of approximately $500 million. Issuance of the DWR revenue bonds had been delayed since mid-2001 by a number of factors, including administrative and legal challenges.

      The loans from the General Fund, banks and commercial lenders financed DWR's power supply program costs during 2001 that exceeded DWR's revenues from the sale of electricity. The general purpose of the power supply program has been to provide to customers of the three major investor-owned electric utilities in the State (the "IOUs") the portion of their power not provided by the IOUs. The power supply program has become self-supporting and no additional loans from the General Fund are authorized. As of January 1, 2003, the DWR's authority to enter into new power purchase contracts terminated, and the IOUs resumed responsibility for obtaining electricity for their customers. The primary source of money to pay debt service on the DWR revenue bonds is revenues derived from customers of the IOUs resulting from charges set by the California Public Utilities Commission. The DWR revenue bonds are not a debt or liability of the State and do not directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.

      STATE APPROPRIATIONS LIMIT. The State is subject to an annual appropriations limit imposed by the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds or appropriations from funds that do not derive their proceeds from taxes. There are other various types of appropriations excluded from the Appropriations Limit. For example, appropriations required to comply with mandates of courts or the Federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may be exceeded in cases of emergency.

      The Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 school districts and refunds to taxpayers.

      State law requires an estimate of the Appropriations Limit to be included in the Governor's Budget and thereafter to be subject to the budget process and established in the Budget Act. The following table shows the Appropriations Limit for Fiscal Years 2001-02 through 2003-04. As of the release of the 2003 Budget Act, the State projected the Appropriations Limit to be $16.902 billion and $13.207 billion in Fiscal Years 2002-03 and 2003-04, respectively.

                          STATE APPROPRIATIONS LIMIT
                                  (MILLIONS)

                                               Fiscal Years
                                    2001-02       2002-03       2003-04

   State Appropriations Limit     $59,318      $59,591       $61,702*
   Appropriations Subject to      (42,240)     (42,689)*     (48,495)*
   Limit

   Amount (Over)/Under Limit      $17,078*     $16,902*      $13,207*

------------------
*Estimated/Projected.
==============================================================================

SOURCE:  State of California, Department of Finance.


      PROPOSITION 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Any amount not funded by local property taxes is funded by the General Fund. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990), guarantees K-14 schools a certain variable percentage of General Fund revenues, based on certain factors including cost-of-living adjustments, enrollment, and per capita income and revenue growth. Legislation adopted prior to the end of Fiscal Year 1988-89, implementing Proposition 98, determined the K-14 schools' funding guarantee to be 40.3% of the General Fund tax revenues, based on 1986-87 appropriations. However, that percentage has been adjusted to approximately 35% to account for a subsequent redirection of local property taxes, as such redirection directly affects the share of General Fund revenues to schools.

      Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain excess State tax revenues to K-14 schools. The State's emphasis on improving education resources has resulted in estimated K-12 spending of $6,624 and $6,887 per-pupil in Fiscal Years 2002-03 and 2003-04, respectively. These amounts are 52% and 58% above the 1994-95 level ($4,351 per-pupil).

      Additionally, total revenues (General Fund subject to the State Appropriations Limit ("SAL") and local property taxes) have increased significantly since 1994-95. The projected level of General Fund SAL revenue for Fiscal Year 2002-03 was approximately $65.04 billion. The revised 2002-03 Proposition 98 appropriations of $29.3 billion reflected a deferral of $1.82 billion to be reappropriated in Fiscal Year 2003-04. The General Fund SAL revenue projection for Fiscal Year 2003-04 exceeds the revised 2002-03 estimates by approximately $2.35 billion. The General Fund share of the Proposition 98 guarantee will increase approximately $415.3 million, from $29.4 billion in 2002-03 to $29.8 billion in 2003-04. The 2003 Budget Act proposes Proposition 98 funding at $215.2 million above the minimum, with enrollment growth for general apportionments and special education fully funded and total K-14 education funding of approximately $45.7 billion ($65,887 per K-12 pupil), an increase of 4.0% per pupil compared to the revised 2002-03 level. Total 2003-04 Proposition 98 appropriations of $30.0 billion reflect the permanent deferral of $1.087 billion.

      CONSTRAINTS ON THE BUDGETARY PROCESS. Over the years, a number of laws and Constitutional amendments have been enacted which restrict the use of General Fund or special fund revenues, or otherwise limit the Legislature's and Governor's discretion in enacting budgets.

      An initiative statute, called the "After School Education and Safety Program of 2002," was approved by the voters on November 5, 2002, and will require the State to expand funding for before and after school programs in the State's public elementary and middle schools. Beginning with Fiscal Year 2004-05, and in the first year that non-Proposition 98 appropriations exceed the base level by $1.5 billion, the initiative will require the State to appropriate up to $550 million annually, depending on the amount above the trigger level. (The initiative defines the base level as the fiscal year during the period July 1, 2000 through June 30, 2004, for which the State's non-guaranteed General Fund appropriations are the highest as compared to any other fiscal year during that period. Using May 2003 data, Fiscal Year 2000-01 is the base year.) Based upon non-Proposition 98 General Fund appropriations in the 2003 Budget Act, the initiative is unlikely to require implementation of the funding increase in Fiscal Year 2004-05. The 2003 Budget Act includes about $121.6 million for these programs, $428.4 million below the amount that the initiative would require if the full funding increase were in effect.

      A proposed amendment to the State Constitution ("ACA 11") will appear on the March 2004 ballot, and would require the annual transfer of a portion of General Fund revenues to the Twenty-First Century Infrastructure Fund to fund State and local infrastructure projects. Under the proposed amendment, beginning in Fiscal Year 2006-07, 1% of General Fund revenues would be transferred to the fund, if General Fund revenues meet specified levels.
This transfer could increase annually until it reaches a maximum of 3% by Fiscal Year 2013-14. The proposal contains specific triggers that protect the General Fund when certain inflation adjusted revenue levels are not met. The proposal also contains provisions that limit the transfer amount based on debt service or qualified education spending relative to revenue growth. While ACA 11 could result in significant transfers of General Fund revenues, it is unlikely that the necessary conditions will be met for several years. The yearly increase also would likely be delayed most years with the result that transfers would not reach the 3% level by Fiscal Year 2013-14. Based on revenue projections in the May Revision and a yearly inflation rate of 2.9%, the first transfer would be approximately $1 billion in Fiscal Year 2010-11 and would not grow for many years. One aspect of this proposed amendment would be to automatically set aside a portion of one-time revenue windfalls for one-time infrastructure expenditures.

      TOBACCO LITIGATION. In 1998, the State signed the Master Settlement Agreement (the "MSA") with the four major cigarette manufacturers for payment of approximately $25 billion over 25 years. Under the MSA half of the money will be paid to the State and half to local governments. Payments continue in perpetuity, with current projections of $1.2 billion in 2025, steadily increasing each year to $1.6 billion in 2045.

      The specific amount to be received by the State and local governments is subject to adjustment. Details in the MSA allow reduction of payments for decreases in cigarette shipment volumes by the settling manufacturers, payments owed to certain previously settled states and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3% for inflation, compounded annually. During Fiscal Year 2001-02, the General Fund received $478 million in settlement payments. Of that amount, $76 million was deposited in the General Fund and $402 million was deposited into a special fund to pay certain health care costs. During Fiscal Year 2002-2003, the General Fund received $474 million, all of which was deposited in the health care fund.

      State statutory law allows the issuance of revenue bonds to generate $5.0 billion for the General Fund during Fiscal Year 2002-03 secured by the MSA revenues received by the State beginning in Fiscal Year 2003-04. An initial sale producing $2.5 billion in revenue was completed in January 2003. A second sale of the remaining 43.43% of the State's tobacco settlement revenues, which produced $2.264 billion in revenue, was completed in September 2003.

SOURCES OF STATE REVENUE

      PERSONAL INCOME TAX. The California personal income tax, which accounts for a significant portion of General Fund tax revenues, is closely modeled after Federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1.0% to 9.3%. Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ("AMT"), which is much like the Federal AMT. The personal income tax structure is highly progressive. For instance, it is estimated that the top 1% of taxpayers pay 39.5% of the total personal income tax.

      Taxes on capital gains realizations and stock options, which are largely linked to stock market performance, had become a larger component of personal income taxes over the last half of the 1990s. The increasing influence that these stock market-related income sources had on personal income tax revenues linked to the highly progressive structure added a significant dimension of volatility. Just as the State's remarkable revenue growth was driven by stock market related gains, the dramatic decline that occurred in 2001-02 largely reflects the market's decline. The 2003 Budget Act estimates that capital gains realizations and stock options accounted for roughly 25% of General Fund tax revenues in 2000-01, which dropped to 8.5% in 2001-02, and will account for about 7.0% in 2002-03 and in 2003-04.

      SALES TAX. The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

      The breakdown of the base state and local sales tax rate of 7.25% in 2003 was as follows: 5% is imposed as a General Fund tax; 0.5% is dedicated to local governments for health and welfare program realignment; 0.5% is dedicated to local governments for public safety services; and 1.25% is a local tax, of which 0.25% is dedicated to county transportation purposes and 1% is for city and county general-purpose use.

      Effective July 1, 2004, the 1% local sales and use tax rate for city and county general purpose use will decrease to 0.5%. Local entities will be allowed to keep property tax revenues that would normally have gone to schools, in the same amounts as their sales and use tax revenues were decreased. Additionally, a new 0.5% sales and use tax for the State will be imposed. Revenues from the new sales and use tax will be deposited in the newly created Fiscal Recovery Fund and will be available for the payment of the proposed FRBs. The new 0.5% State sales and use tax will end when the FRBs have been repaid, and the local 0.5% sales and use tax will be restored to 1%. The property tax shift will also end at that time. All other base State and local taxes will remain the same.

      Legislation enacted as part of the 2001-02 Budget provided that 0.25% of the basic 5.0% State tax rate may be suspended in any calendar year beginning on and after January 1, 2002, upon certification by the Director of Finance by November 1 in any year in which both of the following occur: (1) the General Fund reserve is expected to exceed 3% of revenues in that fiscal year and (2) actual revenues for the period May 1 through September 30 equal or exceed the May Revision forecast. The 0.25% rate will be reinstated the following year if the Director of Finance subsequently determines conditions
(1) or (2) above are not met for that fiscal year. The reserve was not sufficient to trigger an additional year of reduction for calendar year 2002 or 2003. The 2003 Budget Act forecast estimates that the reserve level will again be insufficient to trigger a reduction for calendar year 2004.

      CORPORATION TAX. Corporation tax revenues are derived from the following taxes:

      1. The franchise tax and the corporate income tax are levied at an 8.84% rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

      2. Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2% on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

      3. The AMT is similar to that in Federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65%.

      4. A minimum franchise tax of up to $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first two years of incorporation.

      5.    Sub-Chapter S corporations are taxed at 1.5% of profits.

      Taxpayers with net operating losses ("NOLs") are allowed to carry forward NOLs for tax purposes and deduct a portion in subsequent years.
State law suspended the use of any carryover NOLs for the 2002 and 2003 tax years, but allowed taxpayers to deduct those losses beginning in the 2004 tax year and extends the expiration date for those losses by two years. The percent of a taxpayer's NOLs that can be carried forward also increased from 65% to 100% beginning January 1, 2004, for NOLs generated after that date. About 85% of NOL is deducted from corporation taxes with the balance deducted from personal income tax.

      INSURANCE TAX. The majority of insurance written in California is subject to a 2.35% gross premium tax. For insurers, this premium tax takes the place of all other state and local taxes except those on real property and motor vehicles. Exceptions to the 2.35% rate are certain pension and profit-sharing plans that are taxed at the lesser rate of 0.5%, surplus lines and nonadmitted insurance at 3% and ocean marine insurers at 5% of underwriting profits.

      OTHER TAXES. Other General Fund major taxes and licenses include: estate, inheritance and gift taxes; cigarette taxes; alcoholic beverage taxes; horse racing license fees and trailer coach license fees.

      The California estate tax is based on the State death tax credit allowed against the Federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the Federal estate tax return. The Federal Economic Growth and Tax Reconciliation Act of 2001 phases out the Federal estate tax by 2010. It also reduced the State pick-up tax by 25% in 2002, 50% in 2003, and 75% in 2004 and eliminates it beginning in 2005. The provisions of this Federal act sunset after 2010; at that time, the Federal estate tax will be re-instated along with the State's estate tax, unless future Federal legislation is enacted to make the provisions permanent.

      SPECIAL FUND REVENUES. The State Constitution and statutes specify the uses of certain revenue. Such receipts are accounted for in various special funds. In general, special fund revenues comprise four categories of income: (i) receipts from tax levies, which are allocated to specified functions such as motor vehicle taxes and fees and certain taxes on tobacco product; (ii) charges for special services to specific functions, including such items as business and professional license fees; (iii) rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties); and (iv) motor vehicle related taxes and fees, which accounted for about 41% of all special fund revenues and transfers in 2001-02. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees.

      VEHICLE LICENSE FEE. VLFs, over and above the costs of collection and refunds authorized by law, are Constitutionally defined local revenues. In 1998, the State established a VLF offset program, scheduled to be implemented in successive stages if General Fund revenues met certain targets. Accordingly, VLFs were reduced (offset) by 25% beginning January 1, 1999. Later legislation increased the offset to 35% for 2000 and the first half of calendar year 2001, and to 67.5% after July 1, 2001. These offset levels are expected to reduce VLF revenues by $4.2 billion in Fiscal Year 2003-04.
Until the litigation regarding the restoration of the VLF offset to pre-1999 levels is decided, VLFs will continue to be collected at the full 2% rate as authorized by statute.

      TAXES ON TOBACCO PRODUCTS. Proposition 10, approved in 1998, increased the excise tax imposed on distributors selling cigarettes in California to 87(cent) per pack effective January 1, 1999. At the same time, this proposition imposed a new excise tax on cigars, chewing tobacco, pipe tobacco and snuff at a rate equivalent to the tax increase on cigarettes. In addition, the higher excise tax on cigarettes automatically triggered an additional increase in the tax on other tobacco products effective July 1, 1999, with the proceeds going to the Cigarette and Tobacco Products Surtax Fund. There is litigation pending challenging the enactment of these taxes.

      The 2003 Budget Act proposes a tobacco products licensing requirement, which is intended to reduce overall tobacco tax evasion. The one time license application fee and per pack fee would generate one-time revenues of $22 million in Fiscal Year 2003-04 that would be dedicated to a new Cigarette and Tobacco Products Compliance Fund. Reduced evasion associated with this licensure requirement is expected to generate $36 million ($4 million in General Fund revenues) in additional tobacco revenues during the implementation phase in 2003-04.

STATE ECONOMY AND FINANCES

      Following a severe recession beginning in the early 1990's, the State's financial condition improved markedly during the fiscal years starting in 1995-96 due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The economy grew strongly between 1994 and 2000 and, as a result, for the five fiscal years from 1995-96 to 1999-00 the General Fund tax revenues (a total of more than $16 billion over these 5 years) exceeded the estimates made at the time the budgets were enacted. These additional funds were largely directed to school spending and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local government and infrastructure expenditures.

      FINANCIAL RESULTS--FISCAL YEARS 2001-02 AND 2002-03. The final estimate of Fiscal Year 2001-02 revenues and expenditures, included in the 2003-04 Budget, showed an unprecedented drop in revenues compared to the prior year. The final estimate for the three largest tax sources was $59.7 billion, a drop of over $13 billion from Fiscal Year 2000-01, the vast bulk of which was attributable to reduced personal income taxes from stock option and capital gains activity. This revenue shortfall and the delay of the issuance of certain power revenue bonds past June 30, 2002 resulted in a substantial budgetary deficit and cash flow difficulties. The State estimated that, on a budgetary basis, the General Fund had a $2.1 billion deficit at June 30, 2002.

      2001 BUDGET Act. Within a few months of the start of Fiscal Year 2001-02, the State recognized that economic growth and stock market levels were not meeting projections, and that revenues were falling below projections. An immediate spending freeze for many State agencies was imposed in November 2001, and the Legislature approved spending reductions and deferrals totaling $2.3 billion for Fiscal Year 2001-02 in January 2002. Despite these steps, as noted above, the State ended the fiscal year in a substantial deficit.

      The 2001 Budget Act altered the six-year transportation-funding plan started in Fiscal Year 2000-01. The Legislature postponed for two years the transfer of sales taxes on gasoline to support transportation programs, and this transfer will take place during Fiscal Years 2003-04 to 2007-08. As a result, $2.5 billion of these sales tax revenues remained in the General Fund over Fiscal Years 2001-02 and 2002-03. To allow all current projects to remain on schedule through 2002-03, the legislation authorized certain internal loans from other transportation accounts. Part of the 2001 Budget Act compromise was an agreement to place on the March 2002 statewide ballot a Constitutional amendment that would make permanent, after 2007-08, the dedication of sales taxes on gasoline to transportation purposes. This measure was approved by the voters.

      2002 BUDGET ACT. The 2002-03 Budget, released on January 10, 2002, projected a decline in General Fund revenues due to the national economic recession combined with the stock market decline that began in mid-2000. Personal income tax receipts, which include stock option and taxes on capital gains realizations, were particularly affected by the slowing economy and stock market decline. As a result, there was a projected combined budget gap for 2001-02 and 2002-03 of approximately $12.5 billion. The May Revision to the 2002-03 Budget projected further deterioration in revenues and additional costs of $1.6 billion, increasing the two-year budget gap to $23.6 billion.

      The 2002 Budget Act, signed by the Governor on September 5, 2002, addressed the budget gap through a combination of program reductions, loans, fund shifts, accelerations and transfers, and modest tax changes. Within a few months after the 2002 Budget Act was adopted, it became evident that its revenue projections were substantially overstated and that certain program cost savings included in the 2002 Budget Act would not be realized.

      In late November 2002, the Governor directed State agencies to take immediate action to reduce any non-critical or non-essential activities. In December 2002, the Governor released proposals for immediate action to reduce the projected two-year budget gap by about $10.2 billion ($5.5 billion for 2002-03). The Governor requested action on these proposals early in 2003 in order to maximize savings in Fiscal Year 2002-03. The Legislature passed budget adjustment legislation in March and April 2003, totaling about $10.4 billion in spending reductions, deferrals and funding transfers ($5.1 billion for Fiscal Year 2002-03 and $5.3 billion for Fiscal Year 2003-04). The largest part of the reductions (including a $1.1 billion deferral into Fiscal Year 2003-04) was for K-12 education funding. The spending reductions reflected the enactment of legislation in May 2003 permitting the sale of about $1.9 billion of pension obligation bonds to fund the State's 2003-04 payments to CalPERS. However, the issuance of the pension obligation bonds may be delayed or cancelled for the Fiscal Year 2003-04 due to delays from litigation.

      FINANCIAL PROJECTIONS--FISCAL YEAR 2003-04. The 2003-04 Budget projected revenues from the three largest tax sources to be about $61.7 billion, more than $6 billion lower than projected in the 2002 Budget Act. The 2003-04 Budget projected total revenues and transfers of $73.1 billion and $69.2 billion in Fiscal Years 2002-03 and 2003-04, respectively. The 2003-04 Budget projected a $34.6 billion cumulative budget shortfall through June 30, 2004, and proposed to close this shortfall with expenditure reductions including the reduction of the VLF backfill to cities and counties, the realignment of responsibility for certain health and welfare programs to cities and counties to be supported by increased sales tax, personal income tax and cigarette tax increases, fund shifts from the General Fund, revenues from the renegotiation of compacts with Indian tribes, and loans and borrowings.

      On May 14, 2003, the Governor released the May Revision to the Budget. The May Revision reduced the revenue estimate for Fiscal Year 2003-04 to $70.8 billion from the 2003-04 Budget estimate of $73.1 billion, primarily from the loss of $2 billion of revenues due to the delay of the second sale of tobacco securitization bonds. As a result, together with the lost opportunities for savings because of legislative action in lower amounts than requested by the Governor, and higher than expected caseloads/populations for certain health and social services and correctional programs and required school payments, the May Revision estimated the budget gap for Fiscal Years 2002-03 to 2003-04 increased from $34.6 billion to $38.2 billion.

      The Governor made a number of fundamental changes in the May Revision from his earlier budget proposals. The Governor proposed to address the budget shortfalls in three phases: (1) eliminate the estimated $10.7 billion budget deficit by issuing FRBs, as detailed above; (2) balance the 2003-04 Budget with a combination of measures ($5.3 billion of which were approved by the Legislature in March and April) including expenditure cuts, fund shifts, transfers, loans, and the realignment of certain health and social services programs from the State to counties; and (3) pursue legislative action during the balance of the 2003 Legislative session to enact structural reforms that would eliminate the estimated $7.9 billion remaining funding gap for Fiscal Year 2004-05.

      In the event that litigation materially delays or prevents the issuance of the FRBs, the size of the remaining shortfall would most certainly exceed the amount of discretionary spending within the 2003 Budget Act that could be cut to address the shortfall, which would also result in a cash shortfall. The State would almost certainly be required to substantially reduce spending, raise taxes and/or incur other short-term or long-term borrowings.

      2003 BUDGET ACT. The 2003 Budget Act was adopted by the Legislature on July 29, 2003, and signed into law by the Governor on August 2, 2003. The 2003 Budget Act largely reflected the proposals contained in the May Revision, including the issuance of FRBs to address the budget deficit. The 2003 Budget Act rejected the proposed realignment of certain health and social services programs, and instead, increased reliance upon fund shifts and transfers and additional (non-tax) revenues sources.

      Under the 2003 Budget Act, General Fund revenues are projected to increase 3.3%, from $70.9 billion in Fiscal Year 2002-03 to $73.3 billion in Fiscal Year 2003-04. The revenue projections incorporate a 4% increase in State tax revenues (as projected by the LAO's office), reflecting a correspondingly moderate growth in the State's economy.

      General Fund expenditures are estimated to drop 9% from $78.1 billion in Fiscal Year 2002-03, to $71.1 billion in Fiscal Year 2003-04. Most of this decline can be explained by: (1) the suspension of VLF backfill payments to local governments; (2) additional Federal funds of approximately $1.5 billion under the Federal Jobs and Growth Tax Relief Reconciliation Act of 2003, which will be used to offset Medi-Cal costs and to cover other critical State program spending; (3) the anticipated receipt of $1.355 billion of pension obligation bond proceeds to cover CalPERS contributions; and (4) a one-time shift of Medi-Cal accounting from accrual to cash basis for estimated savings of approximately $930 million.

      In its August 1, 2003 budget analysis, the LAO concluded that, absent the above-described factors, underlying spending for Fiscal Years 2002-03 and 2003-04 would be roughly equal. The LAO also concluded that Fiscal Year 2003-04 spending is considerably less than what would be required to maintain baseline spending for that fiscal year, which would encompass all spending requirements mandated by law at the outset of the fiscal year.

      The 2003 Budget Act projects the June 30, 2004 reserve to be just over $2 billion. This reflects the assumed elimination of the $10.7 billion accumulated deficit. The LAO has predicted that additional Legislative action will be required in Fiscal Year 2004-05 to eliminate the estimated $7.9 billion remaining funding gap. Absent the corrective measures contained in the 2003 Budget Act, the State was projected to expend $90.9 billion in Fiscal Year 2003-04 rather than the budgeted $71.1 billion.

LITIGATION

      The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of the Attorney General.

      CHALLENGE TO DISCONTINUATION OF VLF OFFSET. In June 2003, the Governor determined that there were insufficient monies available to be transferred from the General Fund to fund VLF offset payments the State was making to local governments (as described above), and such offsets were discontinued. Correspondingly, the amount of VLFs paid by vehicle owners and mobile home owners increased.

      On July 1, 2003, several plaintiffs, including several Republican legislators and a non-profit public interest group, filed HOWARD JARVIS TAXPAYERS ASSOCIATION, ET AL. V. CALIFORNIA DEPARTMENT OF MOTOR VEHICLES, in which plaintiffs seek declaratory relief to find the discontinuation of the offset invalid. Plaintiffs have not sought an immediate stay or injunction against the discontinuation of the VLF offset or on the collection of the statutorily established excise tax. In the event an appellate court judgment declares that the discontinuation of the VLF offset was invalid, it could result in costs to the State over time in amounts as high as the suspended VLF offset, which for Fiscal Year 2003-04 is approximately $4.2 billion.

      BOND-RELATED MATTERS. The Legislature established the Pension Obligation Bond Committee for the purpose, among others, of issuing bonds to fund all or a portion of the State's Fiscal Year 2003-04 CalPERS obligation. The Committee is attempting to seek court validation of the bonds. In May of 2003, the Committee filed PENSION OBLIGATION BOND COMMITTEE V. ALL PERSONS INTERESTED IN THE MATTER OF THE VALIDITY OF THE STATE OF CALIFORNIA'S PENSION OBLIGATION, ETC. On September 23, 2003, an oral decision was issued in the matter denying the Committee's request for validation of the bonds. The Committee has authorized the Attorney General to seek higher court review of this decision.

      FULLERTON ASSOCIATION OF CONCERNED TAXPAYERS V. THE CALIFORNIA FISCAL RECOVERY FINANCING AUTHORITY, ET AL. On September 24, 2003, a legal advocacy institution filed a complaint challenging the constitutionality of the 2003 Budget Act's series of proposed bond issuances. The complaint alleges that the statutory provisions that authorize the issuance of bonds are unconstitutional and seeks an injunction against the implementation of the statute. This matter has not been served on any State officers.

      CHALLENGE SEEKING PAYMENT TO TEACHER'S RETIREMENT BOARD. In May 2003, Chapter 6, First Extraordinary Session, Statutes 2003, Senate Bill No. 20 ("Chapter 6X") became effective. Chapter 6X reduces a continuing appropriation to CalSTRS Supplemental Benefit Maintenance Account ("SBMA") for Fiscal Year 2003-04 by $500 million, and provides that in future fiscal years, the appropriation to the SBMA is to be adjusted based on actuarial determinations of CalSTRS' ability to make purchasing power protection payments to retired members through 2036. In July 2003, CalSTRS petitioned the California Supreme Court (TEACHER'S RETIREMENT BOARD, AS MANAGER OF THE CALIFORNIA STATE TEACHERS, RETIREMENT SYSTEM, ET AL. V. STEVE PEACE, DIRECTOR OF CALIFORNIA DEPARTMENT OF FINANCE, ET AL.) to compel the State Controller to transfer funds from the General Fund to the SBMA in an amount equal to the continuing appropriation as it existed prior to the enactment of Chapter 6X. That petition was denied. CalSTRS then filed a substantively similar petition in a State court of appeals, which was denied on August 15, 2003. CalSTRS is not prohibited from bringing an action in the superior court.

      ACTIONS SEEKING FLOOD-RELATED DAMAGES. In January 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In MCMAHON V. STATE, a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the flooding. A trial date has been scheduled for July 12, 2004.

      PATERNO V. STATE OF CALIFORNIA, is a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals of the decision in the sample plaintiffs' action, and upon remand, plaintiffs' inverse condemnation cause of action was re-tried. The trial court ruled that plaintiffs take nothing from defendants. The outcome of this trial controls with regard to the claims of all other plaintiffs. Plaintiffs filed an appeal with the appellate court, and briefing is completed. An oral argument was scheduled for November 19, 2003.

      TAX REFUND CASES. The State has prevailed at the trial court and appeal levels in two refund actions, CALIFORNIA ASSN. OF RETAIL TOBACCONISTS
(CART), ET AL. V. BOARD OF EQUALIZATION, ET AL., AND CIGARETTES CHEAPER, ET AL. V. BOARD OF EQUALIZATION, ET AL, which had been consolidated for review. On September 24, 2003, the California Supreme Court denied the plaintiffs' petitions for review. The plaintiffs challenged the constitutionality of Proposition 10, which established the Children and Families Commission ("CFC") and local county commissions and increased the excise tax on tobacco products for the purpose of funding early childhood development programs through the CFC and local commissions. Plaintiffs contend Proposition 10 is unconstitutional under various provisions of the California Constitution, levies an impermissible double tax on certain tobacco products, and violates numerous other provisions of law. It is not yet known whether plaintiffs will seek review by the U.S. Supreme Court. Any petition must be filed within 90 days after the date review was denied by the California Supreme Court. There is exposure as to the entire $750 million per year collected under Proposition 10 together with interest, which could amount to several billion dollars by the time the case is finally resolved.

      Four pending cases (GENERAL MOTORS CORP. V. FRANCHISE TAX BOARD; FARMER BROTHERS COMPANY V. FRANCHISE TAX BOARD; MICROSOFT CORPORATION V. FRANCHISE TAX BOARD AND MONTGOMERY WARD LLC V. FRANCHISE TAX BOARD) allege that the corporate tax deduction for dividends received that is based on the amount of the dividend-paying corporation's income subject to California franchise taxes violates the commerce clause of the United States Constitution. MONTGOMERY WARD is pending in trial court. In MICROSOFT, the trial court issued a proposed statement of decision in favor of the plaintiffs and the State has asked for further clarification. In two of these cases, GENERAL MOTORS and FARMER BROTHERS, the trial courts determined there is a violation of the commerce clause. Both of the decisions have been appealed, and an appellate court has upheld the FARMER BROTHERS decision. On August 27, 2003, the California Supreme Court denied the Franchise Tax Board's (the "FTB") petition for review in that case. A decision as to whether to seek a writ of certiorari from the United States Supreme Court must be made within 90 days
of denial.   A final decision adverse to the State in any of these cases could ultimately result in refunds of approximately $400 million to similarly situated taxpayers, with an ongoing annual loss of revenue of approximately $60 million.

      Five pending cases challenge, as a violation of the due process and commerce clauses of the United States Constitution, the FTB's treatment of receipts from investment of cash in short-term financial instruments and the resulting impact on the apportionment of corporate income allegedly earned outside of California to the corporation's California tax obligations. These cases include THE LIMITED STORES, INC. AND AFFILIATES V. FRANCHISE TAX BOARD; TOYS "R" US, INC. V. FRANCHISE TAX BOARD; MICROSOFT CORPORATION V. FRANCHISE TAX BOARD; GENERAL MOTORS CORPORATION V. FRANCHISE TAX BOARD; and MONTGOMERY WARD LLC V. FRANCHISE TAX BOARD (as described above). The trial courts in GENERAL MOTORS and THE LIMITED STORES ruled in favor of the Franchise Tax Board on this issue, and the plaintiffs have appealed that decision in that case. The trial court in TOYS "R" US, INC. has reached a tentative decision in favor of the FTB, but a final judgment has not been issued. The proposed statement of decision in MICROSOFT is discussed above, as well as the pending trial in MONTGOMERY WARD. Other taxpayers have raised the same issue in administrative actions. A final decision in favor of any of these plaintiffs could result in tax refunds to similarly situated taxpayers in an amount exceeding $500 million, with a potential future annual revenue loss of $50 million.

      In EISENHOWER MEDICAL CENTER, ET AL. V. STATE BD OF EQUALIZATION, 117 hospitals claim that certain intravenous sets and diagnostic substances are "medicines" and exempt from sales and use taxes. The State Board of Equalization (the "SBE") has taken the position that intravenous sets (other than those used primarily for feeding) and diagnostic substances are not medicines and, therefore, are subject to sales and use taxes. The trial court has ruled in favor of the SBE and an appeal is expected. Due to a retroactive regulatory change that the SBE adopted during the pendency of this case, specified types of internal feeding supplies are now exempt from sales and use taxes. Therefore, even if the State prevails on appeal, refunds will be required in the amount of approximately $10 million. Should the plaintiffs ultimately prevail on all issues, estimated refunds to plaintiffs and others similarly situated hospitals would total approximately $400 million and estimated future revenue loss would be $70 million per year.

      In COUNTY OF ORANGE V. ORANGE COUNTY ASSESSMENT APPEALS BOARD #3, BEZAIRE, ET. AL., REAL PARTIES IN INTEREST, Orange County has appealed a trial court judgment that the assessor's office received property taxes from two taxpayers in excess of the Constitutional amounts collectable under Proposition 13. The legal claim in this class action lawsuit focuses on the constitutionality of the practice of the Orange County assessor's office to increase or "recapture" the assessed values of real properties that temporarily decline and then increase in value. In December 2001, the trial court ruled in favor of the plaintiffs and appellate hearings were scheduled for December 16, 2003. The effect of a final determination by an appellate court that the contested assessment practices are contrary to Proposition 13 could result in an increase in the State general fund component of the financing guarantee to public schools established by Proposition 98 in an amount in excess of several billion dollars.

      ENERGY MATTERS. In PEOPLE V. ACN ENERGY, INC., ET AL., the court is considering whether and to what extent compensation is due to market participants which have claimed compensation as a result of the Governor's issuance of executive orders, under the California Emergency Service Act, "commandeering" power purchase arrangements held by Pacific Gas & Electric Company ("PG&E") and Southern California Edison ("SCE"), referred to as "block forward contracts." In this action the State seeks a declaration that the State is not liable for damages as a result of these orders, nor for compensation for inverse condemnation, and that any damages suffered by any of the defendants is offset by payments made by the DWR for electricity received under the commandeered block forward contracts. Complaints and cross-complaints for inverse condemnation, recovery under the Emergency Services Act and other causes of action brought by various electric utilities and numerous other market participants have been joined. In an administrative proceeding before the Government Claims Board (which was dismissed on procedural grounds), the California Power Exchange stated claims for "commandeering" the "block forward contracts" in the amount of approximately $1.0 billion.

      In PACIFIC GAS AND ELECTRIC COMPANY V. THE STATE OF CALIFORNIA, PG&E filed a complaint for breach of contract alleging that statutes enacted in 1996 as part of the restructuring of the electric power industry in California (the "Restructure") established a "regulatory contract" between the State and PG&E that authorized PG&E to sell the output of its retained generation facilities in interstate power markets at regulated prices and to sell the facilities themselves, and that by amending the Restructure in 2001 the State deprived PG&E of the right to such sales and thereby breached that "regulatory contract." PG&E's complaint seeks damages in an amount to be proven, but in a previous administrative procedure sought damages of at least $4.3 billion to compensate for the losses alleged in this action. In January 2002, the court dismissed the lawsuit. The plaintiffs have appealed in this matter.

      ENVIRONMENTAL CLEANUP MATTER. In a Federal Environment Protection Agency ("U.S. EPA") administrative abatement action entitled IN THE MATTER
OF: LEVIATHAN MINE, ALPINE COUNTY, CALIFORNIA, REGIONAL WATER QUALITY CONTROL BOARD, LAHONTAN REGION, STATE OF CALIFORNIA, the State, as owner of the Leviathan Mine, is a party though the Lahontan Regional Water Quality Control Board ("Board"), which is the State entity responsible for performing certain environmental remediation at the Leviathan Mine site. Also a party is ARCO, the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the U.S. EPA "Superfund" List, and both remediation costs and costs for Natural Resource Damages may be imposed on the State. The Board has undertaken certain remedial action at the mine site, but the U.S. EPA's decision on the interim and final remedies are pending. ARCO has filed several state law claims against the State, but litigation on these claims has been tolled by agreement of the parties until at least October 2004. It is possible these matters could result in a potential loss to the State in excess of $400 million.

      ESCHEATED PROPERTY CLAIMS. In five pending cases, plaintiffs claim that the State Controller has a constitutional and statutory duty to give notice prior to the time that the Controller sells property that has escheated to the State: FONG V. CONNELL, HARRIS V. CONNELL, LUSBY-TAYLOR V. CONNELL, ORFIELD V. CONNELL and SUEVER V. CONNELL. The plaintiffs seek damages, which the FONG plaintiffs have articulated as being in the amount of the difference between the amount they were paid for the stock upon its sale, and either the current value of the stock or the highest market value of the stock between the date the stock was sold and the present. All the cases except FONG are styled as class actions, though in LUSBY-TAYLOR and HARRIS, that issue was not determined prior to the trial court decisions that are being appealed. Plaintiffs in FONG have appealed the denial of their motion to convert their case to a class action. If one or more of these cases are successful as a class action and the class ultimately prevails on the merits, damages for the class could be in excess of $500 million. The State has prevailed at the trial court in FONG, HARRIS and LUSBY-TAYLOR. Both SUEVER and ORFIELD are in the early stages of litigation in the trial court.

      ACTION SEEKING DAMAGES FOR ALLEGED VIOLATIONS OF PRIVACY RIGHTS. In GAIL MARIE HARRINGTON-WISELY, ET AL. V. STATE OF CALIFORNIA, ET AL., a proposed class action, plaintiffs seek damages for alleged violations of prison visitors' rights resulting from the Department of Corrections' use of a body imaging machine to search visitors entering state prisons for contraband. If this action is certified as a class action, and a court were to award damages pursuant to the California Civil Code for every use of the body-imaging machine, damages could be as high as $3 billion.

      ACTIONS SEEKING PROGRAM MODIFICATION. In the following cases, plaintiffs seek court orders or judgments that would require the State to modify existing programs and, except as specified, do not seek monetary damages. Nevertheless, a judgment against the State in any one of these cases could require changes in the challenged program that could result in increased programmatic costs to the State in a future fiscal year in excess of $400 million. Alternatively, in some circumstances, it may be possible that a judgment against the State could be addressed by legislative changes to the program that would cost less.

      In WILLIAMS, ET AL., V. STATE OF CALIFORNIA, ET AL., a class action for declaratory relief and injunction brought by public school students against the State, the Board of Education, and Department of Education and the Superintendent of Public Instruction, the class alleges inadequacies in the public education system and seeks a variety of programmatic changes to the system. Trial is set for August 30, 2004.

      In NATURAL RESOURCES DEFENSE COUNCIL ET AL. V. CALIFORNIA DEPARTMENT OF TRANSPORTATION ET AL., plaintiffs obtained an injunction requiring the Department of Transportation (the "DOT") to comply with National Pollution Discharge Elimination System requirements under the Federal Clean Water Act in connection with storm water discharges from State highways and construction sites in the area that includes Los Angeles and Ventura Counties. There is an established dispute resolution procedure intended to resolve disputes without a return to Federal court. Subsequent modifications of the injunction have provided for, among other things, studies of pilot projects to address control of the sources of storm water pollution and the performance of studies of pilot projects to retrofit highways with storm water pollution control facilities. There has been no agreement regarding what measures arising out of these studies will be implemented. Plaintiff's position is that the DOT should be required to retrofit its facilities with devices to treat storm water regardless of whether any construction is planned in any given area. For planning purposes, the DOT is including an additional 3% in the cost of all construction and maintenance projects to pay for compliance measures. This 3% increase amounts to $500 million through Fiscal Year 2006-07. While the impact of a judgment of the scope sought by the plaintiffs is difficult to determine, it is possible that a judgment that would require the State to retrofit all its highway facilities throughout the State could cost billions of dollars.

      The following three cases seek reforms to State programs for the treatment of institutionalized disabled persons. Some rough estimates suggest the financial impact of a judgment against the State in any of these cases could be as high as $1 billion per year in programming costs going forward.

      In CHARLES DAVIS V. CALIFORNIA HEALTH AND HUMAN SERVICES AGENCY, ET AL. the plaintiffs brought a class action under a number of Federal acts, including the Americans with Disabilities Act (the "ADA"), seeking declaratory and injunctive relief, alleging that persons who are institutionalized with disabilities at a San Francisco skilled nursing facility (Laguna Honda Hospital) who require long term care should be assessed as to whether they can be treated at home or in a community-based facilities, and then provided appropriate care.

      In STEPHEN SANCHEZ, ET AL. V. GRANTLAND JOHNSON, ET AL., the plaintiffs have brought a class action seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the ADA and violate the Social Security Act, the Civil Rights Act and the Rehabilitation Act because they result in unnecessary institutionalization of developmentally disabled persons. The court has issued interim rulings on the plaintiffs' ADA and Rehabilitation Act claims, finding that the State has a sufficient working plan for the de-institutionalization of persons with developmental disabilities. The undetermined allegations remain before the court, and these interim rulings are subject to appeal.

      In CAPITOL PEOPLE FIRST V. DEPARTMENT OF DEVELOPMENTAL SERVICES, a consortium of state and national law firms and public-interest groups brought suit against the Departments of Finance, California Department of Developmental Services and California Department of Health Services. The suit alleges that defendants are violating the Lanterman Act, the ADA, and the Rehabilitation Act by needlessly isolating thousands of people with developmental disabilities in large facilities. The case seeks sweeping reforms, including requiring the State to offer a full range of community-based services.

      MEDICALLY INDIGENT ADULT MANDATE CLAIMS. In 1997, the California Supreme Court ruled, in a challenge by the County of San Diego (the "County"), that by excluding medically indigent adults ("MIAs") from Medi-Cal, the State had mandated a new program on the counties within the meaning of the State Constitution. The Court remanded the matter to a State commission to decide whether and by what amount the County had been forced to incur costs for the care of MIAs in excess of funds provided by the State. The County appealed from an adverse Commission decision. On September 24, 2003, the Court of Appeals ruled in favor of the County on certain of its claims and determined that the State owed the County $3.4 million. This decision may be appealed.

      The commission has taken the position that it would be bound to apply its earlier holding to any new claim for prospective relief brought by any county as a "test claim." Currently, there is a test claim pending that was filed by the County of San Bernardino, which is demanding over $9.2 million in unreimbursed costs for Fiscal Year 2000-01 alone. Together, these cases pose a potential negative impact on the General Fund. Certain estimates of the annual cost of the services rendered by all counties to MIAs exceed $4 billion. Currently the counties receive approximately $1.3 billion in VLF revenue and $2.3 billion in sales tax revenue to fund various social services, public health and mental health programs, which include the programs that provide services to MIAs.



                                  APPENDIX B

                              Rating Categories

      Description of certain ratings assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service ("Moody's"), and Fitch Ratings ("Fitch"):

S&P

LONG-TERM

AAA
An obligation rated `AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated `CC' is currently highly vulnerable to nonpayment.

C
A subordinated debt or preferred stock obligation rated `C' is currently highly vulnerable to nonpayment. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A `C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r
The symbol `r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.
The designation `N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from `AA' to `CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

SHORT-TERM

SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

A-1
This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2
Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3
Issues carrying this designation have an adequate capacity for timely payment. The are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B
Issues rated B are regarded as having only speculative capacity for timely payment.

C
This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D
Debt rated `D' is payment default. The `D' rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

MOODY'S

LONG-TERM

Aaa
Bonds rated `Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds rated `Aa' are judged to be of high quality by all standards. Together with the `Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in `Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the `Aaa' securities.

A
Bonds rated `A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
Bonds rated `Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds rated `Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds rated `B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
Bonds rated `Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca
Bonds rated `Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
Bonds rated `C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from `Aa' through `Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)

Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      Leading market positions in well-established industries.

      High rates of return on funds employed.

      Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MIG/VMIG--U.S. SHORT-TERM

Municipal debt issuance ratings are designated as Moody's Investment Grade
(MIG) and are divided into three levels -- MIG 1 through MIG 3.

The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3
This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG
This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

FITCH

LONG-TERM INVESTMENT GRADE

AAA
HIGHEST CREDIT QUALITY. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
VERY HIGH CREDIT QUALITY. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
HIGH CREDIT QUALITY. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
GOOD CREDIT QUALITY. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

LONG-TERM SPECULATIVE GRADE

BB
SPECULATIVE. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
HIGHLY SPECULATIVE. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. `CC' ratings indicate that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD, D
DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. `DD' ratings indicate potential recoveries in the range of 50% - 90% and `D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect of repaying all obligations.

SHORT-TERM

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1
HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2
GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3
FAIR CREDIT QUALITY. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B
SPECULATIVE. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C
HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D
DEFAULT.  Denotes actual or imminent payment default.

`NR' indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1.'







                  GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.

                            PART C. OTHER INFORMATION
                          --------------------------


Item 23.   Exhibits
-------    --------

   (a) Registrant's Articles of Incorporation and Articles of Amendment are incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed on January 26, 1996.

   (b) Registrant's By-Laws, as amended, are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A filed on January 28, 2000.

   (d) Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A filed on November 29, 1994.

   (e) Distribution Agreement, as amended, and Forms of Service Agreements are incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed on January 26, 2001.

   (g)(1) Amended and Restated Custody Agreement and forms of Sub-Custodian Agreements are incorporated by reference to Exhibits (8)(a) and
           (8)(b), respectively of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed on January 26, 1996.

   (g)(2) Amendment to Custody Agreement and Foreign Custody Manager Agreement are incorporated by reference to Exhibits (g)(2) and (g)(3), respectively of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed on January 25, 2002.

   (h)     Shareholder Services Plan is incorporated by reference to Exhibit
           (9) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A filed on November 29, 1994.

   (i) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed on January 26, 1996.

   (j)     Consent of Independent Auditors.

   (m) Rule 12b-1 Service Plan, as amended, is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed on January 26, 2001.


   (p) Code of Ethics adopted by the Registrant, Registrant's Adviser and Registrant's Distributor.


         OTHER EXHIBITS

            (a)(1) Power of Attorney of the Board members is incorporated by reference to Other Exhibits (a) of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed on January 26, 2001.

            (a)(2) Power of Attorney of the Officers is incorporated by reference to Other Exhibits (a)(2) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed on January 25, 2002.

            (b) Certificate of Assistant Secretary is incorporated by reference to Other Exhibits (b) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed on January 25, 2002.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
-------  -------------------------------------------------------------

         Not Applicable.

ITEM 25. INDEMNIFICATION

         Reference is made to Article SEVENTH of the Registrant's Articles of Incorporation incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 8 to the Registration Statement on
         Form   N-1A filed on January 26, 1996 and to Section 2-418 of the
         Maryland General Corporation Law. The application of these provisions is limited by Article VIII of the Registrant's By-Laws incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on January 28, 2000, and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

             Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

         Reference is made to the Distribution Agreement, as amended, which is incorporated by reference to Exhibit (e) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed on January 26, 2001.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
-------  ----------------------------------------------------

             The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer and distributor of other investment companies advised and administered by Dreyfus.
             Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.



ITEM 26.        BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER (CONTINUED)

                OFFICERS AND DIRECTORS OF INVESTMENT ADVISER


Name and Position
WITH DREYFUS                       OTHER BUSINESSES                        POSITION HELD                 DATES

STEPHEN R. BYERS                   Lighthouse Growth Advisors LLC++        Member, Board of Managers     9/02 - Present
Director, Vice Chairman, and                                               President
Chief Investment Officer                                                                                 9/02 - 11/02

                                   Dreyfus Service Corporation++           Senior Vice President         3/00 - Present

                                   Founders Asset Management,              Member, Board of Managers     6/02 - Present
                                   LLC****

                                   Dreyfus Investment Advisors,            Chief Investment Officer      2/02 - Present
                                   Inc. ++                                 Director                      2/02 - Present

STEPHEN E. CANTER                  Mellon Financial Corporation+           Vice Chairman                 6/01 - Present
Chairman of the Board,
Chief Executive Officer and        Mellon Bank, N.A.+                      Vice Chairman                 6/01 - Present
Chief Operating Officer

                                   Standish Mellon Asset Management        Board Manager                 7/03 - Present
                                   Company, LLC*

                                   Mellon Growth Advisors, LLC*            Board Member                  1/02 - 7/03

                                   Dreyfus Investment                      Chairman of the Board         1/97 - 2/02
                                   Advisors, Inc.++                        Director                      5/95 - 2/02
                                                                           President                     5/95 - 2/02

                                   Newton Management Limited               Director                      2/99 - Present
                                   London, England

                                   Mellon Bond Associates, LLP+            Executive Committee           1/99 - 7/03
                                                                           Member

                                   Mellon Equity Associates, LLP+          Executive Committee           1/99 - Present
                                                                           Member

                                   Franklin Portfolio Associates,          Director                      2/99 - Present
                                   LLC*

                                   Franklin Portfolio Holdings, Inc.*      Director                      2/99 - Present

                                   TBCAM Holdings, LLC*                    Director                      2/99 - Present

                                   Mellon Capital Management               Director                      1/99 - Present
                                   Corporation***

                                   Founders Asset Management               Member, Board of              12/97 - Present
                                   LLC****                                 Managers

                                   The Dreyfus Trust Company+++            Director                      6/95 - Present
                                                                           Chairman                      1/99 - Present
                                                                           President                     1/99 - Present
                                                                           Chief Executive Officer       1/99 - Present

J. CHARLES CARDONA                 Dreyfus Investment Advisors,            Chairman of the Board         2/02 - Present
Director and Vice Chairman         Inc.++

                                   Boston Safe Advisors, Inc.++            Director                      10/01 - Present

                                   Dreyfus Service Corporation++           Executive Vice President      2/97 - Present
                                                                           Director                      8/00 - Present

STEVEN G. ELLIOTT                  Mellon Financial Corporation+           Director                      1/01 - Present
Director                                                                   Senior Vice Chairman          1/99 - Present
                                                                           Chief Financial Officer       1/90 - 12/01

                                   Mellon Bank, N.A.+                      Director                      1/01 - Present
                                                                           Senior Vice Chairman          3/98 - Present
                                                                           Chief Financial Officer       1/90 - 12/01

                                   Mellon EFT Services Corporation         Director                      10/98 - 6/02
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Mellon Financial Services               Director                      1/96 - Present
                                   Corporation #1                          Vice President                1/96 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Allomon Corporation                     Director                      12/87 - Present
                                   Two Mellon Bank Center
                                   Pittsburgh, PA 15259

                                   Mellon Funding Corporation+             Director                      8/87 - Present
                                                                           Chief Executive Officer       8/87 - 6/01
                                                                           President                     8/87 - 6/01

                                   Mellon Overseas Investments             Director                      4/88 - 7/02
                                   Corporation+

                                   Mellon Financial Markets, LLC+          Member                        12/99 - 3/02


                                   Mellon Ventures, Inc. +                 Director                      1/99 - Present

DAVID F. LAMERE                    Mellon Financial Corporation +          Vice Chairman                 9/01 - Present
Director
                                   Wellington-Medford II Properties, Inc.  President and Director        2/99 - Present
                                   Medford, MA

                                   TBC Securities Co., Inc.                President and Director        2/99 - Present
                                   Medford, MA

                                   The Boston Company, Inc. *              Chairman & CEO                1/99 - Present

                                   Boston Safe Deposit and Trust Company*  Chairman & CEO                1/99 - Present

                                   Newton Management Limited               Director                      10/98 - Present
                                   London, England

                                   Laurel Capital Advisors, LLP+           Executive Committee Member    8/98 - Present

                                   Mellon Bank, N.A. +                     Vice Chairman                 9/01 - Present
                                                                           Exec. Management Group        8/01 - Present
                                                                           Exec. Vice President          4/98 - 9/01

                                   Mellon United National Bank             Director                      11/98 - Present
                                   2875 Northeast 191st Street,
                                   North Miami, FL 33180

                                   Mellon Asset Holdings, Inc. +           President                     3/99 - 12/02
                                                                           Director                      6/99 - 12/02

                                   Mellon Global Investing Corp.+          President                     1/00 - Present

MARTIN G. MCGUINN                  Mellon Financial Corporation+           Chairman                      1/99 - Present
Director                                                                   Chief Executive Officer       1/99 - Present
                                                                           Director                      1/98 - Present

                                   Mellon Bank, N. A. +                    Chairman                      3/98 - Present
                                                                           Chief Executive Officer       3/98 - Present
                                                                           Director                      1/98 - Present

MICHAEL G. MILLARD                 Lighthouse Growth Advisors LLC++        Member, Board of Managers     9/02 - Present
Director and President                                                     Vice President
                                                                                                         9/02 - 11/02

                                   Dreyfus Service Corporation++           Chairman of the Board         4/02 - Present
                                                                           Chief Executive Officer       4/02 - Present
                                                                           Director                      8/00 - Present
                                                                           Executive Vice President      8/00 - 5/02

                                   Dreyfus Service Organization, Inc.      Director                      4/02 - Present

                                   Dreyfus Insurance Agency of             Director                      4/02 - Present
                                   Massachusetts Inc. ++

                                   Founders Asset Management               Member, Board of Managers     5/01 - Present
                                   LLC****

                                   Boston Safe Advisors, Inc. ++           Director                      10/01 - Present

                                   MBSC LLC++                              Manager, Board of Managers    3/03 - Present

RONALD P. O'HANLEY                 Mellon Financial Corporation+           Vice Chairman                 6/01 - Present
Vice Chairman
and Director
                                   Mellon Bank, N.A. +                     Vice Chairman                 6/01 - Present
                                                                           Senior Vice President         2/97 - 6/01

                                   Mellon Growth Advisors, LLC*            Board Member                  1/02 - 7/03

                                   TBC General Partner, LLC*               President                     7/03 - Present

                                   Standish Mellon Asset Management        Board Member                  7/01 - 7/03
                                   Holdings, LLC
                                   One Financial Center
                                   Boston, MA 02211

                                   Standish Mellon Asset Management        Board Member                  7/01 - Present
                                   Company, LLC
                                   One Financial Center
                                   Boston, MA 02211

                                   Franklin Portfolio Holdings, LLC*       Director                      12/00 - Present

                                   Franklin Portfolio Associates,          Director                      4/97 - Present
                                   LLC*

                                   Pareto Partners (NY)                    Partner Representative        2/00 - Present
                                   505 Park Avenue
                                   NY, NY 10022

                                   Buck Consultants, Inc.++                Director                      7/97 - Present

                                   Newton Management Limited               Executive Committee           10/98 - Present
                                   London, England                         Member
                                                                           Director                      10/98 - Present

                                   Mellon Global Investments Japan Ltd.    Non-Resident Director         11/98 - Present
                                   Tokyo, Japan

                                   TBCAM Holdings, LLC*                    Director                      1/98 - Present

                                   Fixed Income (MA) Trust*                Trustee                       6/03 - Present

                                   Fixed Income (DE) Trust*                Trustee                       6/03 - Present

                                   Boston Safe Advisors, Inc. ++           Chairman                      6/97 - 10/01
                                                                           Director                      2/97 - 10/01

                                   Pareto Partners                         Partner Representative        5/97 - Present
                                   271 Regent Street
                                   London, England W1R 8PP

                                   Mellon Capital Management               Director                      2/97 - Present
                                   Corporation***

                                   Certus Asset Advisors Corp.**           Director                      2/97 - 7/03

                                   Mellon Bond Associates, LLP+            Executive Committee Member    1/98 - 7/03
                                                                           Chairman
                                                                                                         1/98 - 7/03

                                   Mellon Equity Associates, LLP+          Executive Committee Member    1/98 - Present
                                                                           Chairman
                                                                                                         1/98 - Present

                                   Mellon Global Investing Corp.*          Director                      5/97 - Present
                                                                           Chairman                      5/97 - Present
                                                                           Chief Executive Officer       5/97 - Present

                                   Mellon - France Corporation*            Director                      3/97 - 8/01

J. DAVID OFFICER                   Dreyfus Service Corporation++           President                     3/00 - Present
Vice Chairman                                                              Director                      3/99 - Present
and Director
                                   MBSC, LLC++                             Manager, Board of Managers    4/02 - Present
                                                                           President
                                                                                                         4/02 - Present
                                   Boston Safe Advisors, Inc. ++           Director                      10/01 - Present

                                   Dreyfus Transfer, Inc. ++               Chairman and Director         2/02 - Present

                                   Dreyfus Service Organization,           Director                      3/99 - Present
                                   Inc.++

                                   Dreyfus Insurance Agency of             Director                      5/98 - Present
                                   Massachusetts, Inc.++

                                   Dreyfus Brokerage Services, Inc.        Chairman                      3/99 - 1/02
                                   6500 Wilshire Boulevard, 8th Floor,
                                   Los Angeles, CA 90048

                                   Seven Six Seven Agency, Inc.++          Director                      10/98 - Present

                                   Mellon Residential Funding Corp. +      Director                      4/97 - Present

                                   Mellon Bank, N.A.+                      Executive Vice President      2/94 - Present

                                   Mellon United National Bank             Director                      3/98 - Present
                                   1399 SW 1st Ave., Suite 400
                                   Miami, Florida

                                   Dreyfus Financial Services Corp. +      Director                      9/96 - 4/02
                                                                           Chairman                      6/99 - 4/02
                                                                           Chief Executive Officer       6/99 - 4/02

                                   Dreyfus Investment Services Company     Manager                       11/01 - 12/02
                                   LLC+                                    Chairman                      11/01 - 12/02
                                                                           Chief Executive Officer       11/01 - 12/02

                                   Dreyfus Investment Services             Director                      4/96 - 11/01
                                   Corporation+                            Chairman                      6/99 - 11/01
                                                                           Chief Executive Officer       6/99 - 11/01


RICHARD W. SABO                    Founders Asset Management               President                     12/98 - Present
Director                           LLC****                                 Chief Executive Officer       12/98 - Present

DIANE P. DURNIN                    Seven Six Seven Agency, Inc. ++         Director                      4/02 - Present
Executive Vice President

MARK N. JACOBS                     Dreyfus Investment                      Director                      4/97 - Present
General Counsel,                   Advisors, Inc.++
Executive Vice President, and
Secretary
                                   The Dreyfus Trust Company+++            Director                      3/96 - Present

                                   The TruePenny Corporation++             President                     10/98 - Present
                                                                           Director                      3/96 - Present

PATRICE M. KOZLOWSKI               None
Senior Vice President -
Corporate
Communications

WILLIAM H. MARESCA                 Lighthouse Growth Advisors LLC++        Member, Board of Managers     9/02 - Present
Controller                                                                 Vice President and
                                                                           Treasurer                     9/02 - Present

                                   The Dreyfus Trust Company+++            Chief Financial Officer       3/99 - Present
                                                                           Treasurer                     9/98 - Present
                                                                           Director                      3/97 - Present

                                   Dreyfus Financial Services Corporation  Director                      3/02 - 4/02

                                   MBSC, LLC++                             Chief Financial Officer       4/02 - Present
                                                                           Manager, Board of Managers    4/02 - Present

                                   Boston Safe Advisors, Inc. ++           Chief Financial Officer and   10/01 - Present
                                                                           Director

                                   Dreyfus Service Corporation++           Chief Financial Officer       12/98 - Present
                                                                           Director                      8/00 - Present

                                   Dreyfus Consumer Credit                 Treasurer                     10/98 - Present
                                   Corporation ++

                                   Dreyfus Investment                      Treasurer                     10/98 - Present
                                   Advisors, Inc. ++

                                   Dreyfus-Lincoln, Inc.                   Vice President                10/98 - 2/03
                                   c/o Mellon Corporation                  Director                      2/02 - 2/03
                                   Two Greenville Center
                                   4001 Kennett Pike
                                   Suite 218
                                   Greenville, DE 19807

                                   The TruePenny Corporation++             Vice President                10/98 - Present
                                                                           Director                      2/02 - Present
                                                                           Treasurer                     5/00 - Present

                                   Dreyfus Transfer, Inc. ++               Chief Financial Officer       5/98 - Present

                                   Dreyfus Service                         Treasurer                     3/99 - Present
                                   Organization, Inc.++

                                   Dreyfus Insurance Agency of             Treasurer                     3/99 - Present
                                   Massachusetts, Inc. ++

MARY BETH LEIBIG                   None
Vice President -
Human Resources

ANGELA E. PRICE                    None
Vice President

THEODORE A. SCHACHAR               Lighthouse Growth Advisors LLC++        Assistant Treasurer           9/02 - Present
Vice President - Tax
                                   Dreyfus Service Corporation++           Vice President - Tax          10/96 - Present

                                   MBSC, LLC++                             Vice President - Tax          4/02 - Present

                                   The Dreyfus Consumer Credit             Chairman                      6/99 - Present
                                   Corporation ++                          President                     6/99 - Present

                                   Dreyfus Investment Advisors,            Vice President - Tax          10/96 - Present
                                   Inc.++

                                   Dreyfus Service Organization,           Vice President - Tax          10/96 - Present
                                   Inc.++
WENDY STRUTT                       Boston Safe Advisers, Inc.              Chief Operating Officer       3/03 - Present
Vice President

RAYMOND J. VAN COTT                Mellon Bank, N.A.+                      Vice President                7/98 - Present
Vice President -
Information Systems

JAMES BITETTO                      The TruePenny Corporation++             Secretary                     9/98 - Present
Assistant Secretary
                                   Dreyfus Service Corporation++           Assistant Secretary           8/98 - Present

                                   Dreyfus Investment                      Assistant Secretary           7/98 - Present
                                   Advisors, Inc.++

                                   Dreyfus Service                         Assistant Secretary           7/98 - Present
                                   Organization, Inc.++

                                   The Dreyfus Consumer Credit             Vice President and Director   2/02 - Present
                                   Corporation++

STEVEN F. NEWMAN                   Dreyfus Transfer, Inc. ++               Vice President                2/97 - Present
Assistant Secretary                                                        Director                      2/97 - Present
                                                                           Secretary                     2/97 - Present

                                   Dreyfus Service                         Secretary                     7/98 - Present
                                   Organization, Inc.++

*        The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**       The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
***      The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.
****     The address of the business so indicated is 2930 East Third Avenue, Denver, Colorado 80206.
+        The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++       The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++      The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.




Item 27.   Principal Underwriters
--------   ----------------------

      (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1)      CitizensSelect Funds
2)      Dreyfus A Bonds Plus, Inc.
3)      Dreyfus Appreciation Fund, Inc.
4)      Dreyfus Balanced Fund, Inc.
5)      Dreyfus BASIC Money Market Fund, Inc.
6)      Dreyfus BASIC Municipal Fund, Inc.
7)      Dreyfus BASIC U.S. Mortgage Securities Fund
8)      Dreyfus BASIC U.S. Government Money Market Fund
9)      Dreyfus California Intermediate Municipal Bond Fund
10)     Dreyfus California Tax Exempt Bond Fund, Inc.
11)     Dreyfus California Tax Exempt Money Market Fund
12)     Dreyfus Cash Management
13)     Dreyfus Cash Management Plus, Inc.
14)     Dreyfus Connecticut Intermediate Municipal Bond Fund
15)     Dreyfus Connecticut Municipal Money Market Fund, Inc.
16)     Dreyfus Fixed Income Securities
17)     Dreyfus Florida Intermediate Municipal Bond Fund
18)     Dreyfus Florida Municipal Money Market Fund
19)     Dreyfus Founders Funds, Inc.
20)     The Dreyfus Fund Incorporated
21)     Dreyfus GNMA Fund, Inc.
22)     Dreyfus Government Cash Management Funds
23)     Dreyfus Growth and Income Fund, Inc.
24)     Dreyfus Growth and Value Funds, Inc.
25)     Dreyfus Growth Opportunity Fund, Inc.
26)     Dreyfus Index Funds, Inc.
27)     Dreyfus Institutional Cash Advantage Funds
28)     Dreyfus Institutional Money Market Fund
29)     Dreyfus Institutional Preferred Money Market Funds
30)     Dreyfus Insured Municipal Bond Fund, Inc.
31)     Dreyfus Intermediate Municipal Bond Fund, Inc.
32)     Dreyfus International Funds, Inc.
33)     Dreyfus Investment Grade Bond Funds, Inc.
34)     Dreyfus Investment Portfolios
35)     The Dreyfus/Laurel Funds, Inc.
36)     The Dreyfus/Laurel Funds Trust
37)     The Dreyfus/Laurel Tax-Free Municipal Funds
38)     Dreyfus LifeTime Portfolios, Inc.
39)     Dreyfus Liquid Assets, Inc.
40)     Dreyfus Massachusetts Intermediate Municipal Bond Fund
41)     Dreyfus Massachusetts Municipal Money Market Fund
42)     Dreyfus Massachusetts Tax Exempt Bond Fund
43)     Dreyfus Midcap Index Fund, Inc.
44)     Dreyfus Money Market Instruments, Inc.
45)     Dreyfus Municipal Bond Fund, Inc.
46)     Dreyfus Municipal Cash Management Plus
47)     Dreyfus Municipal Money Market Fund, Inc.
48)     Dreyfus New Jersey Intermediate Municipal Bond Fund
49)     Dreyfus New Jersey Municipal Money Market Fund, Inc.
50)     Dreyfus New York Municipal Cash Management
51)     Dreyfus New York Tax Exempt Bond Fund, Inc.
52)     Dreyfus New York Tax Exempt Intermediate Bond Fund
53)     Dreyfus New York Tax Exempt Money Market Fund
54)     Dreyfus U.S. Treasury Intermediate Term Fund
55)     Dreyfus U.S. Treasury Long Term Fund
56)     Dreyfus 100% U.S. Treasury Money Market Fund
57)     Dreyfus Pennsylvania Intermediate Municipal Bond Fund
58)     Dreyfus Pennsylvania Municipal Money Market Fund
59)     Dreyfus Premier California Municipal Bond Fund
60)     Dreyfus Premier Equity Funds, Inc.
61)     Dreyfus Premier Fixed Income Funds
62)     Dreyfus Premier International Funds, Inc.
63)     Dreyfus Premier GNMA Fund
64)     Dreyfus Premier Municipal Bond Fund
65)     Dreyfus Premier New Jersey Municipal Bond Fund, Inc.
66)     Dreyfus Premier New Leaders Fund, Inc.
67)     Dreyfus Premier New York Municipal Bond Fund
68)     Dreyfus Premier Opportunity Funds
69)     Dreyfus Premier State Municipal Bond Fund
70)     The Dreyfus Premier Third Century Fund, Inc.
71)     Dreyfus Premier Value Equity Funds
72)     Dreyfus Premier Worldwide Growth Fund, Inc.
73)     Dreyfus Short-Intermediate Government Fund
74)     Dreyfus Short-Intermediate Municipal Bond Fund
75)     The Dreyfus Socially Responsible Growth Fund, Inc.
76)     Dreyfus Stock Index Fund, Inc.
77)     Dreyfus Tax Exempt Cash Management
78)     Dreyfus Treasury Cash Management
79)     Dreyfus Treasury Prime Cash Management
80)     Dreyfus Variable Investment Fund
81)     Dreyfus Worldwide Dollar Money Market Fund, Inc.
82)     General California Municipal Bond Fund, Inc.
83)     General California Municipal Money Market Fund
84)     General Government Securities Money Market Funds, Inc.
85)     General Money Market Fund, Inc.
86)     General Municipal Bond Fund, Inc.
87)     General Municipal Money Market Funds, Inc.
88)     General New York Municipal Bond Fund, Inc.
89)     General New York Municipal Money Market Fund
90)     Mellon Funds Trust



((b)

                                                                                                 Positions
Name and principal                                                                               and Offices with
Business address                      Positions and offices with the Distributor                 Registrant
----------------                      ------------------------------------------                 ----------

Michael G. Millard *                  Chief Executive Officer and Chairman of the Board          None
J. David Officer *                    President and Director                                     None
J. Charles Cardona *                  Executive Vice President and Director                      None
Anthony DeVivio **                    Executive Vice President and Director                      None
James Neiland*                        Executive Vice President and Director                      None
Irene Papadoulis **                   Executive Vice President and Director                      None
Prasanna Dhore *                      Executive Vice President                                   None
Noreen Ross *                         Executive Vice President                                   None
Matthew R. Schiffman *                Executive Vice President and Director                      None
William H. Maresca *                  Chief Financial Officer and Director                       None
Ken Bradle **                         Senior Vice President                                      None
Stephen R. Byers *                    Senior Vice President                                      Executive Vice
                                                                                                 President
Lawrence S. Kash *                    Senior Vice President                                      None
Walter Kress *                        Senior Vice President                                      None
Matthew Perrone **                    Senior Vice President                                      None
Bradley J. Skapyak *                  Senior Vice President                                      None
Bret Young *                          Senior Vice President                                      None
Jane Knight *                         Chief Legal Officer and Secretary                          None
Stephen Storen *                      Chief Compliance Officer                                   None
Maria Georgopoulos *                  Vice President - Facilities Management                     None
William Germenis *                    Vice President                                             Anti-Money
                                                                                                 Laundering
                                                                                                 Compliance Officer
Tracy Hopkins *                       Vice President                                             None
Donna Impagliazzo *                   Vice President                                             None
Mary Merkle *                         Vice President                                             None
Paul Molloy *                         Vice President                                             None
James Muir *                          Vice President                                             None
Anthony Nunez *                       Vice President - Finance                                   None
Gary Pierce *                         Vice President - Finance                                   None
Theodore A. Schachar *                Vice President - Tax                                       None
William Schalda *                     Vice President                                             None
John Shea *                           Vice President - Finance                                   None
Susan Verbil *                        Vice President - Finance                                   None
William Verity *                      Vice President - Finance                                   None
James Windels *                       Vice President                                             Treasurer
James Bitetto *                       Assistant Secretary                                        None
Ronald Jamison *                      Assistant Secretary                                        None

*   Principal business address is 200 Park Avenue, New York, NY 10166.
**  Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.








Item 28.       Location of Accounts and Records
-------        --------------------------------

               1.     The Bank of New York
                      100 Church Street
                      New York, NY 10286

               2.     Boston Financial Services, Inc.
                      One American Express Plaza
                      Providence, Rhode Island 02903

               3.     The Dreyfus Corporation
                      200 Park Avenue
                      New York, New York 10166

Item 29.       Management Services
-------        -------------------

               Not Applicable

Item 30.       Undertakings
-------        ------------

               None




                                   SIGNATURES
                                  -----------


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 27th day of January, 2004.


                GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.


                BY:  /s/Stephen E. Canter*
                     --------------------------------------
                     Stephen E. Canter, President

      Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

       Signatures                         Title                        Date
--------------------------      ------------------------------       ----------


/s/ Stephen E. Canter *         President                            01/27/04
--------------------------      (Principal Executive Officer)
Stephen E. Canter

/s/James Windels*               Treasurer (Principal                 01/27/04
--------------------------      Financial and Accounting Officer)
James Windels

/s/Joseph S. DiMartino*         Chairman of the Board of Directors   01/27/04
--------------------------
Joseph S. DiMartino

/s/Clifford L. Alexander, Jr.*  Director                             01/27/04
--------------------------
Clifford L. Alexander, Jr.

/s/Peggy C. Davis*              Director                             01/27/04
--------------------------
Peggy C. Davis

/s/Ernest Kakfa*                Director                             01/27/04
--------------------------
Ernest Kafka

/s/Nathan Leventhal*            Director                             01/27/04
--------------------------
Nathan Leventhal



*BY:  /s/ Janette E. Farragher
      -----------------------
      Janette E. Farragher
      Attorney-in-Fact

                 GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.


                              INDEX OF EXHIBITS

            (j)   Consent of Independent Auditors.

            (p) Code of Ethics adopted by the Registrant, Registrant's Advisor and Registrant's Distributor.